                                                            File No. 33-86664
                                                                     811-8872



                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM N-4


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933

                    Post - Effective Amendment No. 2

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 3


 SEPARATE ACCOUNT VA-P OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       (Exact Name of Registrant)


              FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                           440 Lincoln Street
                           Worcester MA 01653
                 (Address of Principal Executive Office)


             Richard J. Baker, Vice President and Secretary

            First Allmerica Financial Life Insurance Company

                           440 Lincoln Street
                           Worcester MA 01653
           (Name and Address of Agent for Service of Process)


         It is proposed that this filing will become effective:

               ___on______________pursuant to paragraph (a) of Rule 485

               ___60 days after filing pursuant to paragraph (a) of Rule 485

               ___immediately after filing pursuant to paragraph (b) of Rule 485

                X on  November 1, 1995 pursuant to paragraph (b) of Rule 485
               ___


                        VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. Registrant did not file a Rule 24f-2 Notice for the fiscal year ended December 31, 1994 as it had not begun sales as of that date.

             Cross Reference Sheet Showing Location in Prospectus of
                          Items Called for by Form N-4


FORM N-4 ITEM NO.                               CAPTION IN PROSPECTUS


1. . . . . . . . . . . . . .   Cover Page

2. . . . . . . . . . . . . .   "Special Terms"

3. . . . . . . . . . . . . .   "Summary"; "Annual and Transaction Expenses"

4. . . . . . . . . . . . . .   "Condensed Financial Information"

5. . . . . . . . . . . . . .   "Description of the Company and the Separate
                               Account" "Pioneer Variable Contracts Trust"

6. . . . . . . . . . . . . .   "Charges and Deductions:

7. . . . . . . . . . . . . .   "The Variable Annuity Policies"

8. . . . . . . . . . . . . .   "The Variable Annuity Policies"

9. . . . . . . . . . . . . .   "Death Benefit"

10 . . . . . . . . . . . . .   "Purchase Payments"; "Computation of Policy
                               Values and Annuity Payments"

11 . . . . . . . . . . . . .   "Surrender"; "Partial Redemption"

12 . . . . . . . . . . . . .   "Federal Tax Considerations"

13 . . . . . . . . . . . . .   "Legal Matters"

14 . . . . . . . . . . . . .   "Table of Contents of the Statement of
                               Additional Information"

FORM N-4 ITEM NO.              CAPTION IN STATEMENT OF ADDITIONAL INFORMATION

15 . . . . . . . . . . . . .   "Cover Page"

16 . . . . . . . . . . . . .   "Table of Contents"

17 . . . . . . . . . . . . .   "General Information and History"

18 . . . . . . . . . . . . .   "Services"

19 . . . . . . . . . . . . .   "Underwriters"

20 . . . . . . . . . . . . .   "Underwriters"

21 . . . . . . . . . . . . .   "Performance Information"

22 . . . . . . . . . . . . .   "Annuity Payments"

23 . . . . . . . . . . . . .   "Financial Statements"

                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


          GROUP VARIABLE ANNUITY POLICIES FUNDED THROUGH SUBACCOUNTS OF

                              SEPARATE ACCOUNT VA-P

             INVESTING IN SHARES OF PIONEER VARIABLE CONTRACTS TRUST


This Prospectus describes group variable annuity policies including certificates issued thereunder ("Policies") offered by First Allmerica Financial Life Insurance Company ("Company") to individuals and businesses in connection with investment and retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") The following is a summary of information about these Policies. More detailed information can be found under the referenced captions in this Prospectus.




This Prospectus generally describes only the variable accumulation and variable annuity aspects of the Policies, except where fixed values or fixed annuity payments are specifically mentioned. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT OF THE COMPANY ARE NOT PERMITTED IN CERTAIN STATES. Certain additional information about the Policies is contained in a Statement of Additional Information, dated November 1, 1995, as may be amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is listed on page 3 of this Prospectus. The Statement of Additional Information is available upon request and without charge. To obtain the Statement of Additional Information, fill out and return the attached request card or contact Annuity Customer Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF PIONEER VARIABLE CONTRACTS TRUST.

INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                DATED MAY 1, 1995

                                REVISED NOVEMBER 1, 1995

                                TABLE OF CONTENTS
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION . . . . . . .    3
SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
ANNUAL AND TRANSACTION EXPENSES. . . . . . . . . . . . . . . . . . . . . .    7
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .    9
WHAT IS AN ANNUITY ? . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
RIGHT TO REVOKE OR SURRENDER . . . . . . . . . . . . . . . . . . . . . . .   10


DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT . . . . . .  . . . . .   10
PIONEER VARIABLE CONTRACTS TRUST . . . . . . . . . . . . . . . . . . . . .   10

VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     A. Contingent Deferred Sales Charge . . . . . . . . . . . . . . . . .   12
     B. Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     C. Policy Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

     D. Separate Account Annual Charge . . . . . . . . . . . . . . . . . .   15
THE VARIABLE ANNUITY POLICIES. . . . . . . . . . . . . . . . . . . . . . .   16
     A. Purchase Payments. . . . . . . . . . . . . . . . . . . . . . . . .   16

     B. Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . .   16

     C. Surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

     D. Partial Redemption . . . . . . . . . . . . . . . . . . . . . . . .   17
     E. Death Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     F. The Spouse of the Policy Owner as Beneficiary. . . . . . . . . . .   18
     G. Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     H. Electing the Form of Annuity and Annuity Date. . . . . . . . . . .   18
     I. Description of Variable Annuity Options. . . . . . . . . . . . . .   19

     J. Norris Decision. . . . . . . . . . . . . . . . . . . . . . . . . .   20
     K. Computation of Policy Values and Annuity Payments. . . . . . . . .   20

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .   21

     A. Qualified and Non-Qualified Policies . . . . . . . . . . . . . . .   22
     B. Taxation of the Policies in General. . . . . . . . . . . . . . . .   22

     C. Tax Withholding and Penalties. . . . . . . . . . . . . . . . . . .   22

     D. Qualified Employee Benefit Plans . . . . . . . . . . . . . . . . .   23
     E. Qualified Employee Pension and Profit Sharing Fund
          and Qualified Annuity Plans. . . . . . . . . . . . . . . . . . .   23
     F. Self-Employed Individuals. . . . . . . . . . . . . . . . . . . . .   23
     G. Individual Retirement Account Plans. . . . . . . . . . . . . . . .   23
     H. Simplified Employee Pensions . . . . . . . . . . . . . . . . . . .   24
     I. Public School Systems and Certain Tax-Exempt Organizations . . . .   24

     J. Texas Optional Retirement Program. . . . . . . . . . . . . . . . .   24
     K. Section 457 Plans for State Governments and Tax-Exempt Entities. .   24

     L. Non-Individual Owners. . . . . . . . . . . . . . . . . . . . . . .   25
REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
CHANGES IN OPERATIONS OF THE SEPARATE ACCOUNT. . . . . . . . . . . . . . .   25
LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
APPENDIX A - MORE INFORMATION ABOUT THE GENERAL ACCOUNT. . . . . . . . . .   26
APPENDIX B - EXCHANGE OFFER. . . . . . . . . . . . . . . . . . . . . . . .   27

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . .    2
TAXATION OF THE SEPARATE ACCOUNT AND THE COMPANY . . . . . . . . . . . . .    2
SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .    5
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

                                  SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Subaccounts and of the value of all accumulations in the General Account of the Company then credited to the Policy, on any date before the date annuity payments are to begin.

ACCUMULATION UNIT: a measure of the Policy Owner's interest in a Subaccount before annuity payments begin.

ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE:  the date on which annuity payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity payments under the Policy.

FIXED AMOUNT ANNUITY: an Annuity providing for payments which remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate investment account.

POLICY OWNER: the owner of a Policy who may exercise all rights under the Policy, subject to the consent of any irrevocable beneficiary. After the Annuity Date, the Annuitant will be the Policy Owner.

SEPARATE ACCOUNT: Separate Account VA-P of the Company. Separate Account VA-P consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUBACCOUNT: a subdivision of Separate Account VA-P. Each Subaccount available under the Policies invests exclusively in the shares of a corresponding investment Portfolio of Pioneer Variable Contracts Trust.

SURRENDER VALUE: the Accumulated Value of the Policy minus any Policy fee and contingent deferred sales charge applicable upon surrender.

UNDERLYING PORTFOLIOS: the International Growth Portfolio, the Capital Growth Portfolio, the Real Estate Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the America Income Portfolio and the Money Market Portfolio of the Pioneer Variable Contracts Trust.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and Unit values of the Subaccounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Portfolio's securities such that the current net asset value of the Subaccounts may be materially affected.

VALUATION PERIOD:  the interval between two consecutive Valuation Dates.

VARIABLE ANNUITY: an Annuity providing for payments varying in amount in accordance with the investment experience of certain Underlying Portfolios.

                                     SUMMARY

INVESTMENT OPTIONS. The Policies permit net purchase payments to be allocated among Subaccounts available under the Policies, which are subdivisions of Separate Account VA-P ("Separate Account"), a separate account of the Company, and, where available, a fixed interest account ("General Account") of the Company (together "accounts"). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission (the "SEC"). For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT." For more information about the General Account see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."



Each Subaccount available under the Policies invests its assets without sales charge in a corresponding investment Portfolio of the Pioneer Variable Contracts Trust (the "Fund"). The Fund is an open-end, diversified series investment company. The Fund consists of eight different Portfolios: International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio ("Underlying Portfolios"). Each
Underlying Portfolio operates pursuant to different investment objectives, discussed below.


INVESTMENT IN THE SUBACCOUNTS. The value of each Subaccount will vary daily depending on the performance of the investments made by the respective Underlying Portfolios.

There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of a Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Portfolios, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUND." The accompanying prospectus of the Fund describes the investment objectives and risks of each of the Underlying Portfolios.

Dividends or capital gains distributions received from an Underlying Portfolio are reinvested in additional shares of that Underlying Portfolio, which are retained as assets of the Subaccount.

TRANSFERS AMONG ACCOUNTS. Prior to the Annuity Date, the Policies permit amounts to be transferred among the Subaccounts and, where available, between the General Account and the Subaccounts, subject to certain limitations described under "Transfer Privilege."

ANNUITY PAYMENTS. The Policy Owner may select variable annuity payments based on certain Subaccounts, fixed-amount annuity payments, or a combination of fixed-amount and variable annuity payments. Fixed-amount annuity payments are guaranteed by the Company.

See "THE VARIABLE ANNUITY POLICIES" for information about annuity payment options, selecting the Annuity Date, and how annuity payments are calculated.

REVOCATION RIGHTS. You may revoke the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about revocation rights, see "RIGHT TO REVOKE OR SURRENDER."

PAYMENT MINIMUMS AND MAXIMUMS. Under the Policies, purchase payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS. For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

A. CONTINGENT DEFERRED SALES CHARGE. No sales charge is deducted from purchase payments at the time the payments are made. However, depending on the length of time that the payments to which the withdrawal is attributed have remained credited under the Policy a contingent deferred sales charge of up to 7% may be assessed for a surrender, partial redemption, or election of an annuity for a specified number of years.

B. ANNUAL POLICY FEE. A Policy Fee equal to $30 will be deducted from the Accumulated Value under the Policy for administrative expense on the Policy Anniversary, or upon full surrender of the Policy during the year, when the Accumulated Value is $50,000 or less. The Policy Fee is currently waived for policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy Fee on such policies.

C. SEPARATE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 1.25% per annum, is made on the value of each Subaccount at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.15% per annum of the value of the average net assets in the Subaccounts available under the Policies.

D. TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For the thirteenth and each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.


E. CHARGES OF THE UNDERLYING PORTFOLIOS. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Portfolios. These charges vary among the Underlying Portfolios, and currently range from an annual rate of 0.75% to an annual rate of 1.50% of average daily net assets.


SURRENDER OR PARTIAL REDEMPTION. At any time before the Annuity Date, the Policy Owner has the right either to surrender the Policy in full and receive its current value, minus the Policy Fee and any applicable contingent deferred sales charge, or to redeem a portion of the Policy's value subject to certain limits and any applicable contingent deferred sales charge. There may be tax consequences for surrender or redemptions. For further information, see "Surrender" and "Partial Redemption," "Contingent Deferred Sales Charge," and "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT. If the Annuitant or Policy Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of (a) the Accumulated Value under the Policy, or (b) the sum of the gross payment(s) made under the Policy reduced proportionally to reflect all partial redemptions, or (c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. Upon death of the Policy Owner, the death benefit is equal to the Accumulated Value of the Policy.

SALES OF POLICIES. The Policies are sold by agents of the Company who are authorized by applicable law to sell variable annuity policies. These agents are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. See "Sales Expense."

                         ANNUAL AND TRANSACTION EXPENSES

The purpose of the following tables is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly or indirectly under the Policies. The tables reflect charges under the Policies, expenses of the Subaccounts, and expenses of the Underlying Portfolios.


Policy Owner Transaction Expenses
---------------------------------
Contingent Deferred Sales Charge                                          Policy Year after date of       Charge
     The charge (as a percentage of payments, applied to the amount           Purchase Payment
     surrendered in excess of the amount, if any, which may be                       0-3                     7%
     surrendered free of charge) will be assessed upon surrender,                     4                      6%
     redemption, or annuitization under a period certain option,                      5                      5%
     within the indicated time periods.                                               6                      4%
                                                                                      7                      3%
                                                                                 More than 7              No charge


Transfer Charge
     The Company currently makes no charge for transfers. The                        None
     Company guarantees that the first twelve transfers in a Policy year will be free of charge. For the thirteenth and each
     subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the
     Company for the costs of processing the transfer.

Annual Policy Fee                                                                    $30
------------------
     An annual Policy Fee, equal to $30, is deducted when Accumulated
     Value is $50,000 or less. The Policy Fee is currently waived for policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy Fee on such policies.

Separate Account Annual Expenses
--------------------------------
(as a percentage of average account value)

Mortality and Expense Risk Fees                                                     1.25%

Separate Account Administrative Charge                                              0.15%
                                                                                   -------
Total Annual Expenses                                                               1.40%




                                             Pioneer Variable Contracts Trust

Portfolios Annual Expenses             Inter.      Capital    Real Estate   Equity     Balanced   Swiss Franc   America      Money
--------------------------             Growth      Growth       Growth      Income                   Bond       Income       Market
Management Fees                         1.00%       0.65%        1.00%       0.65%       0.65%      0.65%        0.55%        0.50%

Other Portfolio Expenses*               8.69%       1.99%       30.34%       2.86%       9.49%      8.48%       81.11%        3.06%
                                        -----       -----       ------       -----      ------     ------       ------        -----
Total Expenses                          9.69%       2.64%       31.34%       3.51%      10.14%      9.13%       81.66%        3.56%
  Expense Reduction                    -8.19%      -1.39%      -30.09%      -2.26%      -8.89%     -7.88%      -80.66%       -2.81%
                                        -----       -----       ------       -----      ------     ------       ------        -----

Net Expenses                            1.50%       1.25%        1.25%       1.25%       1.25%      1.25%        1.00%        0.75%

After Fee and Expense Reductions
--------------------------------

Management Fees                         0.00%       0.00%        0.00%       0.00%       0.00%      0.00%        0.00%        0.00%

Other Expenses                          1.50%       1.25%        1.25%       1.25%       1.25%      1.25%        1.00%        0.75%

Total Expenses                          1.50%       1.25%        1.25%       1.00%       1.25%      1.25%        1.00%        0.75%




*Other Expenses are estimated.



Pioneering Management Corporation ("Pioneer") is the investment adviser to each Portfolio. Pioneer has agreed voluntarily to waive its management fees or to make other arrangements, if necessary to reduce Portfolio expense. The limitations for each Portfolio, as a percentage of average daily net assets, are currently the same as the Total Portfolio Annual Expenses after expense reductions, as indicated in the table above. This limitation will be in effect through December 31, 1995. Effective January 2, 1996, the expense limitations for America Income and Money Market Portfolios will be 1.25% and 1.00%, respectively. Pioneer reserves the right to terminate the limitations at any time without notice.



The following Examples demonstrate the cumulative expenses which would be paid by the Policy Owner at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each Example assumes a $1,000 investment in a Subaccount and a 5% annual return on assets. Because the expenses of the Underlying Portfolios differ, separate Examples are used to illustrate the expenses incurred by a Policy Owner on an investment in the various Subaccounts.



(a) If the Policy is surrendered or annuitized* under a period certain option at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:



                         1 year        3 years        5 years        10 years
Int'l. Growth              $94           $159           $206           $328
Capital Growth             $92           $152           $194           $305
Real Estate Growth         $92           $152           $194           $305
Equity-Income              $92           $152           $194           $305
Balanced                   $92           $152           $194           $305
Swiss Franc Bond           $92           $152           $194           $305
America Income             $90           $145           $181           $280
Money Market               $87           $138           $169           $255





* The policy fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any policy year under an option including a life contingency.



(b) If the Policy is annuitized* under a life option at the end of the applicable time period or if the Policy is NOT surrendered or annuitized, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:



                         1 year        3 years        5 years        10 years
Int'l. Growth              $30            $92           $156           $328
Capital Growth             $28            $84           $144           $305
Real Estate Growth         $28            $84           $144           $305
Equity-Income              $28            $84           $144           $305
Balanced                   $28            $84           $144           $305
Swiss Franc Bond           $28            $84           $144           $305
America Income             $25            $77           $131           $280
Money Market               $23            $69           $119           $255




* The policy fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any policy year under an option including a life contingency.



Pursuant to requirements of the 1940 Act, the policy fee has been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. The total policy fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.100%, and the amount of the policy fee is assumed to be $1.00 in the Examples. The Policy Fee is deducted only when the accumulated value is $50,000 or less.



THE INFORMATION GIVEN UNDER THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             PERFORMANCE INFORMATION

The Company from time to time may advertise the "total return" of the Subaccounts and the "yield" and "effective yield" of the Subaccount investing in the Money Market Portfolio of the Fund. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Subaccount refers to the total of the income generated by an investment in the Subaccount and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Separate Account charges, and expressed as a percentage of the investment.

The "yield" of the Subaccount investing in the Money Market Portfolio of the Fund refers to the income generated by an investment in the Subaccount over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Subaccount's asset charges. The total return figures also reflect the $30 annual Policy Fee and the contingent deferred sales charge which would be assessed if the investment were completely redeemed at the end of the specified period.

The Company may also advertise supplemental total return performance information. Supplemental total return refers to the total income generated by an investment in the Subaccount and the changes of value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the annual asset charges and expressed as a percentage of the investment. Because it is assumed that the investment is NOT redeemed at the end of the specified period, the contingent deferred sales charge is NOT included in the calculation.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and risk characteristics of the Underlying Portfolio in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                               WHAT IS AN ANNUITY?

In general, an annuity is a policy designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments," and the individual receiving the payments is called the "Annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The Policy Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Policy Owner. In the case of a "fixed" annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

With a variable annuity, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.

                          RIGHT TO REVOKE OR SURRENDER

You may revoke the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. Within seven days the Company will return the greater of (1) the entire purchase payment or (2) the Accumulated Value plus any amounts deducted under the Policy or by the Fund for taxes, charges or fees. In order to Revoke the Policy, the Policy Owner must mail or deliver the Policy (if it has already been received) to the agent through whom the Policy was purchased, to the principal office of the Company at 440 Lincoln Street, Worcester, Massachusetts 01653, or to any local agency of the Company. Mailing or delivery must occur on or before 10 days after receipt of the Policy for revocation to be effective.

The liability of the Separate Accounts under this provision is limited to the Policy Owner's Accumulated Value in each Separate Account on the date of cancellation. Any additional amounts refunded to the Policy Owner will be paid by the Company.

The refund of any purchase payments paid by check may be delayed until the check has cleared the Policy Owner's bank.


                         DESCRIPTION OF THE COMPANY AND
                            THE SEPARATE ACCOUNT



THE COMPANY - The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1994, the Company and its subsidiaries had over $10 billion in combined assets and over $42 billion of life insurance in force. Effective October 16, 1995 the Company converted from a mutual insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office"). The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


THE SEPARATE ACCOUNT - Separate Account VA-P (the "Separate Account") is a separate investment account of the Company. The assets used to fund the variable portions of the Policies are set aside in the Subaccounts of the Separate Account, and are kept separate from the general assets of the Company. There are seven Subaccounts available under the Policies. Each Subaccount is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Subaccount are allocated to such Subaccount, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Separate Account was established pursuant to a vote by the Board of Directors of the Company dated August 20, 1991. The Separate Account meets the definition of "separate account" under federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of management or investment practices or policies of the Separate Account or the Company by the SEC.

The Company may offer other variable annuity contracts investing in the Separate Account which are not discussed in this prospectus. The Separate Account may also invest in other underlying funds which are not available to the Policies described in this prospectus.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Subaccounts.

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust (the "Fund") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund or its separate investment Portfolios.


Pioneering Management Corporation ("Pioneer") is the investment adviser to each Portfolio.



The Fund was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. The Fund currently has eight investment portfolios ("Underlying Portfolios"), each issuing a separate series of shares: International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio. Certain of the Portfolios may not be available in all states. The assets of each Portfolio are held separate from the assets of the other Portfolios. Each Portfolio operates as a separate investment vehicle, and the income or losses of one Portfolio have no effect on the investment performance of another Portfolio. Shares of the Fund may be sold directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to certain qualified pension and retirement plans.


INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Portfolios is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Portfolios, and other relevant information regarding the Underlying Portfolios may be found in the Prospectus of the Fund, which accompanies this Prospectus and should be read carefully before investing. The Statement of Additional Information of the Fund is available upon request.

SUBACCOUNT 251 - invests solely in shares of the International Growth Portfolio. This Portfolio seeks long-term growth of capital primarily through investments in non-U.S. equity securities and related depositary receipts.

SUBACCOUNT 252 - invests solely in shares of the Capital Growth Portfolio. This Portfolio seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks.

SUBACCOUNT 253 - invests solely in shares of the Real Estate Growth Portfolio. This Portfolio seeks long-term growth of capital primarily through investments in the securities of real estate investment trusts (REITS) and other real estate industry companies. Current income is the Portfolio's secondary investment objective.

SUBACCOUNT 254 - invests solely in shares of the Equity-Income Portfolio. This Portfolio seeks current income and long-term capital growth by investing in a portfolio of income-producing equity securities of U.S. corporations. The Portfolio's goal is to achieve a current dividend yield which exceeds the published composite yield of the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

SUBACCOUNT 255 - invests solely in shares of the Balanced Portfolio. The Balanced Portfolio seeks capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.


SUBACCOUNT 256 - invests solely in shares of the America Income Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. This Portfolio invests exclusively in United States ("U.S") Government Securities and in "when issued" commitments and repurchase agreements with respect to such securities.


SUBACCOUNT 257 - invests solely in shares of the Money Market Portfolio. This Portfolio seeks current income consistent with preserving capital and providing liquidity.


SUBACCOUNT 258 - invests solely in shares of the Swiss Franc Bond Portfolio. This Portfolio seeks to approximate the performance of the Swiss franc relative to the U.S. dollar while earning a reasonable level of income.


There is no assurance that the investment objectives of the Portfolios will be met.

In the event of a material change in the investment policy of a Subaccount or the Underlying Portfolio in which it invests, the Policy Owner will be notified of the change. No material changes in the investment policy of the Separate Account or any Subaccounts will be made without approval pursuant to applicable state insurance laws. If the Policy Owner has policy value in that Subaccount, the Company will transfer it without charge on written request by the Policy Owner to another Subaccount or to the General Account. The Company must receive such written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of the Policy Owner's right to transfer.


INVESTMENT ADVISORY SERVICES TO THE FUND - Each Portfolio pays a management fee to Pioneer for managing its investments and business affairs. Each Portfolio's management fee is computed daily and paid monthly at the following annual rate:



                              Management Fee as a % of
Portfolio                     average daily net assets
---------                     ------------------------
International Growth          1.00%
Capital Growth                0.65%
Real Estate Growth            1.00%
Equity-Income                 0.65%
Balanced                      0.65%
Swiss Franc Bond              0.65%
America Income                0.55%
Money Market                  0.50%


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Subaccounts or that the Subaccounts may purchase. If the shares of any Underlying Portfolio are no longer available for investment or if in the Company's judgment further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Separate Account or the affected Subaccount, the Company may redeem the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Subaccount without notice to the Policy Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policy Owner.

The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing

Policy Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios may be sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. Although the Company and the Fund do not currently foresee any such disadvantages to either variable life insurance Policy Owners or variable annuity Policy Owners, the Company and the trustees of the Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policy Owners of all such changes. If the Company deems it to be in the best interest of Policy Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Subaccount(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Subaccounts or other separate accounts of the Company.

                                  VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Subaccount in accordance with instructions received from Policy Owners and, after Annuity Date, from the Annuitants. Each person having a voting interest in a Subaccount will be provided with proxy materials of the Underlying Portfolio together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company will also vote shares in a Subaccount that it owns and which are not attributable to Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which a Policy Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Portfolio.

During the accumulation period, the number of Underlying Portfolio shares attributable to each Policy Owner will be determined by dividing the dollar value of the Accumulation Units of the Subaccount credited to the Policy by the net asset value of one Underlying Portfolio share.

During the annuity period, the number of Underlying Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Subaccount for the Annuitant's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Annuitant's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                             CHARGES AND DEDUCTIONS

Deductions under the Policies and charges against the assets of the Subaccounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the Prospectus and Statement of Additional Information of the Fund.

A. CONTINGENT DEFERRED SALES CHARGE.
No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a contingent deferred sales charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Policy Value is divided into three categories: (1) New Payments - purchase payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments - purchase payments not defined as New Payments; and
(3) Earnings - the amount of Policy Value in excess of all purchase payments that have not been previously surrendered. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from Old Payments, then from New Payments. Old Payments may be withdrawn from the Policy at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

Except in New York, no contingent deferred sales charge is imposed, and no commissions are paid, on Policies where the Policy Owner and Annuitant as of the date of application are both within the following class of individuals:

     All employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company to sell the Policies; all officers, directors, trustees and bona fide full-time employees (including former officers and directors and former employees who had been employed for at least ten years) of The Pioneer Group, Inc., their affiliates and subsidiaries, and of any Underlying Portfolios; and any spouses of the above persons or any children or other legal dependents of the above persons who are under the age of 21.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of annuity contracts for the Policies, as provided in APPENDIX B, "EXCHANGE OFFER."

CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)
                                      -12-

The contingent deferred sales charges are as follows:

           Years from date            Charge as
            of Payment to            Percentage
               date of             of New Payments
             Withdrawal               Withdrawn
             ----------               ---------
                 0-3                     7%
                  4                      6%
                  5                      5%
                  6                      4%
                  7                      3%
             More than 7              No Charge


The amount redeemed equals the amount requested by the Policy Owner plus the charge, if any, which is applied against the amount requested. For example, if the applicable charge is 7% and the Policy Owner has requested $200, the Policy Owner will receive $200 and the charge will be $14 (assuming no Withdrawal Without Charge Amount, discussed below) for a total withdrawal of $214. The charge is applied as a percentage of the New Payments redeemed. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, partial redemptions, and annuitization.

WITHDRAWAL WITHOUT CHARGE AMOUNTS. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:

     The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings").

Where (2) is:

     10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no contingent deferred sales charge was applied.

Where (3) is:

     The amount calculated under the Company's life expectancy distribution (see "LED Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Policy Owner and Annuitant are the same individual).

For example, an 81-year-old Policy Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Charge Amount of $1,530, which is equal to the greatest of:

     (1)  Cumulative Earnings ($1,000);

     (2)  10% of Accumulated Value ($1,500); or

     (3)  LED distribution of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Charge Amount will first be deducted from Cumulative Earnings. If the Withdrawal Without Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Charge Amount has been redeemed.

LED DISTRIBUTIONS. Prior to the Annuity Date a Policy Owner who is also the Annuitant may elect to make a series of systematic withdrawals from the Policy according to a life expectancy distribution ("LED"). The LED may be elected by returning a properly signed LED request form to the Company's Principal Office. The LED permits the Policy Owner to make systematic withdrawals from the Policy over his or her lifetime. The amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If a Policy Owner elects the LED, in each policy year a fraction of the Accumulated Value is withdrawn from the Policy based on the Policy Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Policy Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the Policy at the beginning of the year to determine the amount to be distributed during the year. The Policy Owner may elect monthly, bimonthly, quarterly, semiannual, or annual distributions, and may terminate the LED at any time. The Policy Owner may also elect to receive distributions under an LED which is determined on the joint life expectancy of the Policy Owner and a beneficiary. The Company may also offer other systematic withdrawal options. The LED will cease on the Annuity Date.

If a Policy Owner makes withdrawals under the LED distribution prior to age 59 1/2, the withdrawals may be treated by the IRS as premature distributions from the Policy. The payments would then be taxed on an "income first" basis, and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS, B. Taxation of the Policies in General."

SURRENDERS. In the case of a complete surrender, the amount received by the Policy Owner is equal to the entire Accumulated Value under the Policy, net of the applicable contingent deferred sales charge on New Payments, the Policy Fee, and any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a contingent deferred sales charge on a Withdrawal Without Charge Amount. Because Old Payments count in the calculation of the Withdrawal Without Charge Amount, if Old Payments equal or exceed the Withdrawal Without Charge Amount, the Company may assess the full applicable contingent deferred sales charge on New Payments.

Where a Policy Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the Trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the Trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Subaccounts as of the valuation date on which a written, signed request is received at the Company's Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "Surrender" and "Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY PAYMENTS BEGIN. If a period certain option is chosen (Option V or the comparable fixed annuity option), a contingent deferred sales charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options) or involving a non-commutable period certain of a duration of ten years or more.

SALES EXPENSE. Commissions on the Policies are paid by the Company and do not result in any additional charge to Policy Owners or to the Separate Account. Commissions not to exceed 6% of purchase payments will be paid to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be paid .

The Company intends to recoup the commissions and other sales expenses through a combination of anticipated contingent deferred sales charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. Any contingent deferred sales charges assessed on a Policy will be retained by the Company.

B. PREMIUM TAXES.
Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company reserves the right to make a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge is deducted on a pro rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2) the premium tax charge is deducted when annuity payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy value at the time such determination is made.

C. POLICY FEE.
A $30 Policy Fee currently is deducted on the policy anniversary date and upon full surrender of the Policy when the Accumulated Value is $50,000 or less. The Policy Fee is not deducted after annuitization. The Policy Fee is currently waived for policies issued to and maintained by a Trustee of a 401(k) plan, but the

Company reserves the right to impose the Policy Fee on such policies.

Where policy value has been allocated to more than one account (General Account and/or one or more of the Subaccounts), a percentage of the total Policy Fee will be deducted from the Policy Value in each account. The portion of the charge deducted from each account will be equal to the percentage which the Policy Value in that account represents of the total Accumulated Value under the Policy. The deduction of the Policy Fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.


D. SEPARATE ACCOUNT ANNUAL CHARGES.
MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Subaccount's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Policies. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's special death benefit guarantee and its guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.


If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE - The Company assesses each Subaccount available under the Policies with a daily charge at an annual rate of 0.15% of the average daily net assets of the Subaccount. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Subaccount, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy Fee (described under B. POLICY FEE) and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE - The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy Year will be free of charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for the thirteenth and each subsequent transfer in a Policy Year.


The Policy Owner may have automatic transfers of at least $100 a month made on a periodic basis (a) from the General Account, Subaccount 257 (which invests in the Money Market Portfolio) or Subaccount 256 (which invests in the America Income Portfolio) to one or more of the other Subaccounts, or (b) in order to reallocate Policy Value among the Subaccounts. The first automatic transfer counts as one transfer towards the twelve transfers which are guaranteed to be free in each policy year. For more information, see "The Policy Transfer Privilege."


OTHER CHARGES - Because the Subaccounts purchase shares of the Fund, the value of the net assets of the Subaccounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. The Prospectus and Statement of Additional Information of the Fund contain additional information concerning expenses of the Underlying Portfolios.

                          THE VARIABLE ANNUITY POLICIES

The Policies are designed for use in connection with several types of retirement plans as well as for sale to individuals. Participants under such plans, as well as Policy Owners, and beneficiaries, are cautioned that the rights of any person to any benefits under such Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policies.

The Policies offered by the Prospectus may be purchased from broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD), including

Allmerica Investments, Inc., the principal underwriter of the Policies. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts, 01653, is an indirect wholly-owned subsidiary of the Company.


Policy Owners may direct any inquiries to Annuity Customer Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.


A. PURCHASE PAYMENTS.
Purchase payments are payable to the Company. The initial payment will be credited to the Policy as of the date that the properly completed application which accompanies the payment is received by the Company at its principal office. If an application is incomplete, or does not specify how payments are to be allocated among the Accounts, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's principal office.

Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more accounts, a net amount of at least $10 of each payment must be allocated to each account.

Generally, payments will be allocated among the Subaccounts according to the Policy Owner's instructions when the Policy is issued. However, for the first 14 days following the date of issue, all Separate Account allocations will be held in Subaccount 257 (the Money Market Portfolio). Thereafter, all amounts will be allocated according to the Policy Owner's instructions. The Policy Owner may change allocation instructions for new payments pursuant to written or telephone request. If telephone requests are elected by the Policy Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policy Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. TRANSFER PRIVILEGE.
At any time prior to the Annuity Date, subject to the Company's then current rules, a Policy Owner may have amounts transferred among the Subaccounts or between a Subaccount and the General Account. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in "A. Purchase Payments," a properly completed authorization form must be on file before telephone requests will be honored.


Other than for automatic transfers (discussed below), transfers involving the General Account are permitted only if:



   (a) There has been at least a ninety (90) day period since the last transfer from the General Account; and



   (b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.



These rules are subject to change by the Company.



The Policy Owner may have automatic transfers of at least $100 each made on a periodic basis from the Company's General Account, from Subaccount 257 (which invests in the Money Market Portfolio) or Subaccount 255 (which invests in the America Income Portfolio) to one or more of the other Subaccounts or reallocate Policy Value among the Subaccounts. Automatic transfers from the Subaccounts may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. The first automatic transfer counts as one transfer towards the twelve transfers which are guaranteed to be free in each Policy year.



Automatic transfers from the General Account may be made on a monthly, bimonthly, or quarterly basis, provided that: (i) the amount of each monthly transfer cannot exceed 10% of policy value in the General Account as of the date of the first transfer; (ii) each bimonthly transfer cannot exceed 20% of policy value in the General Account as of the date of the first transfer;
(iii) each quarterly transfer cannot exceed 25% of policy value in the General Account as of the date of the first transfer.


The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Subaccount following a transfer from that Subaccount, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

Currently, the Company makes no charge for transfers. The first twelve transfers in a Policy year are guaranteed to be free of any charge. For the thirteenth and each subsequent transfer in a Policy year the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

C. SURRENDER.
At any time prior to the Annuity Date, a Policy Owner may surrender the Policy and receive its Accumulated Value, less applicable charges ("Surrender Amount"). The Policy Owner must return the Policy and a signed, written request for surrender, satisfactory to the Company, to the Company's Principal Office. The amount payable to the Policy Owner upon surrender will be based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Company's Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Policy is surrendered if payments have been credited to the policy during the last seven full policy years. See "CHARGES AND DEDUCTIONS." The Policy Fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies under which future annuity payments are limited to a specified period (as specified in Annuity Option V) may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Subaccount during any period in which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Policy Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS," "I. Public School Systems and Certain Tax Exempt Organizations" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."


D. PARTIAL REDEMPTION. At any time prior to the Annuity Date, a Policy Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The Policy Owner must file a signed, written request for redemption, satisfactory to the Company, at the Company's Principal Office. The written request must indicate the dollar amount the Policy Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Policy Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one account, a percentage of the partial redemption may be allocated to each such account. A partial redemption from a Subaccount will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Company's Principal Office.

Each partial redemption must be in a minimum amount of $200. No partial redemption will be permitted if the Accumulated Value remaining under the Policy would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "Surrender."


After the Annuity Date, only Policies under which future variable annuity payments are limited to a specified period may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Policy Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "I. Public School Systems and Certain Tax Exempt Organizations" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

E. DEATH BENEFIT.
If the Annuitant dies (or a Policy Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided in "F. The Spouse of the Policy Owner as Beneficiary." Upon death of the Annuitant (including a Policy Owner who is also the Annuitant), the death benefit is equal to the greatest of (a) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office, or (b) the total amount of gross payment(s) made under the Policy reduced proportionally to reflect the amount of all prior partial withdrawals, or (c) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

A partial withdrawal will reduce the gross payments available as a death benefit under (b) in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (b) will also be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (b) by the amount of the payment.


A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (c) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totalling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (c) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (c) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (c) by the amount of the payment. Upon death of a Policy Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Company's Principal Office.

The death benefit generally will be paid to the beneficiary in one sum. However, the beneficiary may, by written request, elect one of the following options:

     (1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

     (2) The death benefit may be paid in installments. Payments must begin within one year from the date of death, and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

     (3) All or a portion of the death benefit may be used to provide a life annuity for the beneficiary. Benefits must begin within one year from the date of death and are payable over a period not extended beyond the life expectancy of the beneficiary. Any annuity benefits will be provided in accordance with the annuity options of the Policy.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Company's principal office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary of an IRA, See "F. The Spouse of the Policy Owner as Beneficiary," below) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

F. THE SPOUSE OF THE POLICY OWNER AS BENEFICIARY.
If the Policy Owner's spouse is named as beneficiary ("spousal beneficiary") and if the Policy Owner dies (and predeceases the Annuitant if such Policy Owner is not the Annuitant) prior to the Annuity Date while the Policy is in force, at the written request of the spousal beneficiary the death benefit will not be paid and the spousal beneficiary will become the new Policy Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Policy Owner will not be entitled to continue the Policy upon such new Policy Owner's death.

G. ASSIGNMENT.
The Policy may be assigned by the Policy Owner at any time prior to the Annuity Date and while the Annuitant is alive. However, Policies sold in connection with IRA plans and certain other qualified plans are not assignable. Assignability of a Policy issued in connection with an HR-10 Plan may be restricted. For more information about these plans, see "FEDERAL TAX CONSIDERATIONS."

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Company's Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Policy Owner in full settlement of all liability under the Policy. The interest of the Policy Owner and of any beneficiary will be subject to any assignment.

H. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.
Subject to certain restrictions described below, the Policy Owner has the right
(1) to select the annuity option under which annuity payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the Account(s) selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Subaccount(s) is made each month. Since the value of an Annuity Unit in a Subaccount will reflect the investment performance of the Subaccount, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $20. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $20. The Company reserves the right to increase these minimum amounts. If the annuity option(s) selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where future annuity payments are limited to a "period certain" (only under Option V or a comparable fixed option). Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Annuity Date is selected by the Policy Owner. The Annuity Date may be the first day of any month on or after the Annuitant's 50th birthday but before the Annuitant's 85th birthday, with certain exceptions the Company may arrange. The Policy Owner may elect to change the Annuity Date by sending a request to the Company's Principal Office at least one month before the new Annuity Date. The new Annuity Date must be the first day of any month occurring on or after the Annuitant's 50th birthday but before the Annuitant's 85th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code and the terms of qualified plans impose limitations on the age at which annuity payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

If the Policy Owner does not elect otherwise, annuity payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

I. DESCRIPTION OF VARIABLE ANNUITY OPTIONS.
The Company currently provides the variable annuity options described below. Variable annuity options may be funded through the Capital Growth Portfolio, the Equity-Income Portfolio and the America Income Portfolio.

The Company also provides fixed-amount annuity options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity options or the fixed-amount options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I--Variable Life Annuity with 120 Monthly Payments Guaranteed
A variable annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II--Variable Life Annuity
A variable annuity payable monthly only during the lifetime of the payee. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant dies prior to the due date of the second annuity payment, two annuity payments if the Annuitant dies before the due date of the third annuity payment, and so on. However, payments will continue during the lifetime of the payee, no matter how long the payee lives.

OPTION III--Unit Refund Variable Life Annuity
A variable annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds (2) then monthly variable annuity payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:

     (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

     (2) is the number of monthly payments paid prior to the death of the payee,

OPTION IV-A--Joint and Survivor Variable Life Annuity
A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B--Joint and Two-thirds Survivor Variable Life Annuity
A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. However, the amount of each monthly payment to the survivor is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V--Period Certain Variable Annuity
A monthly variable annuity payable for a stipulated number of from one to thirty years.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Policy Owners who have elected Option V prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

J. NORRIS DECISION.
In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

K. COMPUTATION OF POLICY VALUES AND ANNUITY PAYMENTS.
THE ACCUMULATION UNIT. Each net purchase payment is allocated to the account(s) selected by the Policy Owner. Allocations to the Subaccounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Subaccount. The number of Accumulation Units of each Subaccount credited to the Policy is equal to the portion of the net purchase payment allocated to the Subaccount, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the

Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Subaccount varies from Valuation Date to Valuation Date based on the investment experience of that Subaccount and will reflect the investment performance, expenses and charges of its Underlying Portfolio. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Subaccount.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Subaccount by the value of an Accumulation Unit of that Subaccount on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Subaccount for the Valuation Period then ended is determined from the investment performance of that Subaccount. Such rate is (1) the investment income of that Subaccount for the Valuation Period, plus capital gains and minus capital losses of that Subaccount for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Subaccount's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for a Subaccount's variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Subaccount for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.40% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of Accumulation Unit calculation using a hypothetical example see "ANNUITY PAYMENTS" in the Statement of Additional Information.

THE ANNUITY UNIT. On and after the Annuity Date the Annuity Unit is a measure of the value of the Annuitant's monthly annuity payments under a variable annuity option. The value of an Annuity Unit in each Subaccount initially was set at $1.00. The value of an Annuity Unit under a Subaccount on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Subaccount for the current Valuation Period and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY PAYMENTS. The first monthly annuity payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date the first annuity payment is due. Currently, variable annuity payments are made on the first of the month based on unit values as of the 15th day of the preceding month.

The Policy provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied value (Accumulated Value applied under a specific annuity option to provide annuity income payments, minus any applicable premium tax payments). The annuity rates in the Policy are based on a modification of the 1983 Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "J. Norris Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3 1/2% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity payments will increase over periods when the actual net investment result of the Subaccount(s) funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable Annuity Payments will decrease over periods when the actual net investment result of the respective Subaccount is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first monthly annuity payment under a particular option is determined by multiplying (1) the Accumulated Value applied under that option (after deduction for applicable contingent deferred sales charge and premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. The dollar amount of the first monthly variable annuity payment is then divided by the value of an Annuity Unit of the selected Subaccount(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. In each subsequent month, the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first payment, the dollar amount of each monthly variable annuity payment will vary with subsequent variations in the value of the Annuity Unit of the selected Subaccount(s). The dollar amount of each fixed amount monthly annuity payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer its Policy Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Policy Owners of the same class.

For an illustration of variable annuity payment calculation using a hypothetical example, see "ANNUITY PAYMENTS" in the Statement of Additional Information.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on redemptions or surrenders, on annuity payments, and on the economic benefit to the Annuitant or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS).

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY POLICIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER SHOULD ALWAYS BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Policies, the Separate Account or the Subaccounts may have upon its tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Policy Owners and with respect to each Separate Account as though that Separate Account were a separate taxable entity.


The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Code. The Company files a consolidated tax return with its affiliates.


The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Internal Revenue Code ("Code"). The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a contract, for any taxable year of the Policy Owner, would be treated as ordinary income received or accrued by the Policy Owner. It is anticipated that the Underlying Portfolios will comply with the diversification requirements.

A. QUALIFIED AND NON-QUALIFIED POLICIES.
From a federal tax viewpoint there are two types of variable annuity Policies, "qualified" Policies and "non-qualified" Policies. A qualified Policy is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, 408, or 457 of the Code, while a non-qualified Policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified Policy or a non-qualified Policy. For more information on the tax provisions applicable to qualified Policies, see Sections D through J, below.

B. TAXATION OF THE POLICIES IN GENERAL.
The Company believes that the Policies described in this Prospectus will, with certain exceptions (see K below), be considered annuity policies under Section 72 of the Internal Revenue Code (the "Code"). This section provides for the taxation of annuities. The following discussion concerns annuities subject to
Section 72. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity policies issued by the same insurance company to the same Policy Owner during the same calendar year be treated as a single Policy in determining taxable distributions under Section 72(e).

With certain exceptions, any increase in the Accumulated Value of the Policy is not taxable to the Policy Owner until it is withdrawn from the Policy. If the Policy is surrendered or amounts are withdrawn prior to the Annuity Date, to the extent of the amount withdrawn any investment gain in value over the cost basis of the Policy would be taxed as ordinary income. Under the current provisions of the Code, amounts received under a non-qualified Policy prior to the Annuity Date (including payments made upon the death of the Annuitant or Policy Owner), or as non-periodic payments after the Annuity Date, are generally first attributable to any investment gains credited to the Policy over the taxpayer's basis (if any) in the Policy. Such amounts will be treated as income subject to federal income taxation.

A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59-1/2. The penalty tax will not be imposed after age 59-1/2, or if the withdrawal follows the death of the Policy Owner (or, if the Policy Owner is not an individual, the death of the primary Annuitant, as defined in the Code), or in the case of the "total disability" (as defined in the Code) of the Policy Owner. Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Policy Owner elects to have distributions made over the Policy Owner's life expectancy, or over the joint life expectancy of the Policy Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same.


In a private letter ruling, the IRS took the position that where distributions from a variable annuity policy were determined by amortizing the accumulated value of the policy over the taxpayer's remaining life expectancy (such as under the Policy's life expectancy distribution ("LED") option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions were therefore subject to the 10% federal penalty tax. This private letter ruling may be applicable to a Policy Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent private letter rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

If the Policy Owner transfers (assigns) the Policy to another individual as a gift prior to the Annuity Date, the Code provides that the Policy Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to the excess, if any, of the cash surrender value of the Policy over the Policy Owner's cost basis at the time of the transfer. The transfer will also subject the Owner to a gift tax. Where the Policy Owner and Annuitant are different persons, the change of ownership of the Policy to the Annuitant on the Annuity Date, as required under the Policy, is a gift and will be taxable to the Owner as such. However, the Owner will not incur taxable income. Rather the Annuitant will incur taxable income upon receipt of annuity payments as discussed below.

When annuity payments are commenced under the Policy, generally a portion of each payment may be excluded from gross income. The excludable portion is generally determined by a formula that establishes the ratio that the cost basis of the Policy bears to the expected return under the Policy. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Policy is recovered, the entire payment is taxable. If the last Annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

C. TAX WITHHOLDING AND PENALTIES.
The Code requires withholding with respect to payments or distributions from employee benefit plans, annuities, and IRAs, unless a taxpayer elects not to have withholding. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain partial redemptions or surrenders of the non-qualified Policies offered by this Prospectus will vary according to whether the amount redeemed or surrendered is allocable to an investment in the Policy made before or after certain dates.


D. QUALIFIED EMPLOYER PLANS.
The tax rules applicable to qualified employer plans, as defined by the Code, vary according to the type of plan and the terms and conditions of the plan itself. Therefore, the following is general information about the use of the Policies with various types of qualified plans. The rights of any person to any benefits under such qualified plans will be subject to the terms and conditions of the qualified plans themselves regardless of the terms and conditions of the Policy.


A loan to a participant or beneficiary from plans qualified under Sections 401 and 403 or an assignment or pledge of an interest in such a plan is generally treated as a distribution. This general rule does not apply to loans which contain certain repayment terms and do not exceed a specified maximum amount, as required under Section 72(p).

E. QUALIFIED EMPLOYEE PENSION AND PROFIT SHARING TRUSTS AND QUALIFIED ANNUITY PLANS.
When an employee (including a self-employed individual) or one or more of the employee's beneficiaries receives a "lump sum" distribution (a distribution from a qualified plan described in Code Section 401(a) within one taxable year equal to the total amount payable with respect to such an employee) the taxable portion of such distribution may qualify for special treatment under a special five-year income averaging provision of the Code. The employee must have had at least 5 years of participation under the plan, and the lump sum distribution must be made after the employee has attained age 59 1/2 or on account of his or her death, separation from the employer's service (in the case of a common-law employee) or disability (in the case of a self-employed individual). Such treatment can be elected for only one taxable year once the individual has reached age 59 1/2. An employee who attained age 50 before January 1, 1986 may elect to treat part of the taxable portion of a lump-sum distribution as long-term capital gain and may also elect 10-year averaging instead of five-year averaging.

F. SELF-EMPLOYED INDIVIDUALS.
The Self-Employed Individuals Tax Retirement Act of 1962, as amended, frequently referred to as "H.R. 10," allows self-employed individuals and partners to establish qualified pension and profit sharing trusts and annuity plans to provide benefits for themselves and their employees.

These plans generally are subject to the same rules and requirements applicable to corporate qualified plans, with some special restrictions imposed on "owner-employees." An "owner-employee" is an employee who (1) owns the entire interest in an unincorporated trade or business, or (2) owns more than 10% of either the capital interest or profits interest in a partnership.

G. INDIVIDUAL RETIREMENT ACCOUNT PLANS.
Any individual who earns "compensation" (as defined in the Code and including alimony payable under a court decree) from employment or self-employment, whether or not he or she is covered by another qualified plan, may establish an Individual Retirement Account or Annuity plan ("IRA") for the accumulation of retirement savings on a tax-deferred basis. Income from investments is not included in "compensation." The assets of an IRA may be invested in, among other things, annuity policies including the Policies offered by this Prospectus.


Contributions to the IRA may be made by the individual or on behalf of the individual by an employer. IRA contributions may be deductible up to the lesser of (1) $2,000 or (2) 100% of compensation. The deduction is reduced proportionately for adjusted gross income between $40,000 and $50,000 (between $25,000 and $35,000 for unmarried taxpayers and between $0 and $10,000 for a married taxpayer filing separately) if the taxpayer and his or her spouse file a joint return and either is an active participant in an employer sponsored retirement plan.

An individual and a working spouse each may have an IRA with the above-described limit on each. An individual with an IRA may establish an additional IRA for a non-working spouse if they file a joint return. Contributions to the two IRAs together are deductible up to the lesser of $2,250 or 100% of compensation.

No deduction is allowed for contributions made for the year in which the individual attains age 70 1/2 and years thereafter. Contributions for that year and for years thereafter will result in certain adverse tax consequences.

Non-deductible contributions may be made to IRAs until the year in which the individual attains age 70 1/2. Although these contributions may not be deducted, taxes on their earnings are deferred until the earnings are distributed. The maximum permissible non-deductible contribution is $2,000 for an individual taxpayer and $2,250 for a taxpayer and non-working spouse. These limits are reduced by the amount of any deductible contributions made by the taxpayer.

Contributions may be made with respect to a particular year until the due date of the individual's federal income tax return for that year, not including extensions. However, for reporting purposes, the Company will regard contributions as being applicable to the year made unless it receives notice to the contrary.

All annuity payments and other distributions under an IRA will be taxed as ordinary income unless the owner has made non-deductible contributions. In addition, a minimum level of distributions must begin no later than April 1 following the year in which the individual attains age 70 1/2, and failure to make adequate distributions at this time may result in certain adverse tax consequences to the individual.

Distributions from all of an individual's IRAs are treated as if they were a distribution from one IRA and all distributions during the same taxable year are treated as if they were one distribution. An individual who makes a non-deductible contribution to an IRA or receives a distribution from an IRA during the taxable year must provide certain information on the individual's tax return to enable the IRS to determine the proportion of the IRA balance which represents non-deductible contributions. If the required information is provided, that part of the amount withdrawn which is proportionate to the individual's aggregate non-deductible contributions over the aggregate balance of all of the individual's IRAs, is excludable from income.

Distributions which are a return of a non-deductible contribution are non-taxable, as they represent a return of basis. If the required information is not provided to the IRS, distributions from an IRA to which both deductible and non-deductible contributions have been made are presumed to be fully taxable.

H. SIMPLIFIED EMPLOYEE PENSIONS.
Employees may establish simplified employee pensions ("SEPs") under Code Section 408(k) if certain requirements are met. A SEP is an IRA to which the employer contributes under a written formula. Currently, a SEP may accept employer contributions each year up to $30,000 or 15% of compensation (as defined), whichever is less. To establish SEPs the employer must make a contribution for every employee age 21 and over who has performed services for the employer for at least three of the five immediately preceding calendar years and who has earned at least $300 for the year.

The employer's contribution is excluded from the employee's gross income for the taxable year for which it was made up to the $30,000/15% limit. In addition to the employer's contribution, the employee may contribute 100% of the employee's earned income, up to $2,000, to the SEP, but such contributions will be subject to the rules described above in "F. Individual Retirement Account Plans."

These plans are subject to the general employer's deduction limitations applicable to all corporate qualified plans.

I. PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX-EXEMPT ORGANIZATIONS.
Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that the aggregate purchase payments for such annuity policies in any year do not exceed the maximum contribution permitted under the Code.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship a Policy Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax. Also, there is a mandatory 20% income tax withholding on any eligible rollover distribution, unless it is a direct rollover to another qualified plan in accordance with IRS rules.

The distribution restrictions are effective for years beginning after December 31, 1988, but only with respect to amounts that were not held under the Policy as of that date.

J. TEXAS OPTIONAL RETIREMENT PROGRAM.
Under a Code Section 403(b) annuity policy issued as a result of participation in the Texas Optional Retirement Program, distributions may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These restrictions are imposed by reason of an opinion of the Texas Attorney General interpreting the Texas laws governing the Optional Retirement Program.

K. SECTION 457 PLANS FOR STATE GOVERNMENTS AND TAX-EXEMPT ENTITIES.
Code Section 457 allows employees of a state, one of its political subdivisions, or certain tax-exempt entities to participate in eligible government deferred compensation plans. An eligible plan, by its terms, must not allow deferral of more than $7,500 or 33 1/3% of a participant's includible compensation for the taxable year, whichever is less. Includible compensation does not include amounts excludable under the eligible deferred compensation plan or amounts paid into a Code Section 403(b) annuity. The amount a participant may defer must be reduced dollar-for-dollar by elective deferrals under a SEP, 401(k) plan or a deductible employee contribution to a 501(c)(18) plan. Under eligible deferred compensation plans the state, political subdivision, or tax-exempt entity will be owner of the Policy.

If an employee also participates in another eligible plan or contributes to a Code Section 403(b) annuity, a single limit of $7,500 will be applied for all plans. Additionally, the employee must designate how much of the $7,500 or 33 1/3% limitation will be allocated among the various plans. Contributions to an eligible plan will serve to reduce the maximum exclusion allowance for a Code
Section 403(b) annuity.

Amounts received by employees under such plans generally are includible in gross income in the year of receipt.

L. NON-INDIVIDUAL OWNERS.
Non-individual Owners (e.g., a corporation) of deferred annuity contracts generally will be currently taxed on any increase in the cash surrender value of the deferred annuity attributable to contributions made after February 28, 1986. This rule does not apply to immediate annuities or to deferred annuities held by a qualified pension plan, an IRA, a 403(b) plan, estates, employers with respect to terminated pension plans, or a nominee or agent holding a contract for the benefit of an individual. Corporate-owned annuities may result in exposure to the alternative minimum tax, to the extent that income on the annuities increases the corporation's adjusted current earnings.

                                     REPORTS

A Policy Owner is sent a report semi-annually which states certain financial information about the Underlying Portfolio. The Company will also furnish an annual report to the Policy Owner containing a statement of his or her account, including unit values and other information required by applicable law, rules and regulations.

                           CHANGES IN OPERATION OF THE
                                SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from any Separate Account or Subaccount to another of the Company's separate accounts or Subaccounts having assets of the same class, (2) to operate the Separate Account or any Subaccount as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Subaccount, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Portfolio shares is inappropriate in view of the purpose of the Subaccount. In no event will the changes described above be made without notice to Policy Owners in accordance with the 1940 Act.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account or of the Subaccounts.

                                  LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                               FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the Commission's prescribed fees.

                                   APPENDIX A
                           MORE INFORMATION ABOUT THE
                                 GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the 1940 Act. Disclosures regarding the fixed portion of the annuity contract and the General Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Policies, the minimum interest which may be credited on amounts allocated to the General Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than seven full policy years.

LOANS FROM THE GENERAL ACCOUNT (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are permitted only from a Policy's accumulation in the General Account. If the accumulation in the General Account, as of the date the Company receives the loan request, does not permit the loan, the Company will make a pro-rata transfer from the Subaccounts to the General Account sufficient to permit the loan, based on the amounts in the Subaccounts on the date the Company receives the loan request. A pro-rata transfer means the Company will allocate the transfer among the Subaccounts in the same proportion that the Policy Value in each Subaccount bears to the total Policy Value, less debt, on the date of the transfer. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the Federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five (5) years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                                   APPENDIX B
                                 EXCHANGE OFFER

A.  VARIABLE CONTRACT EXCHANGE OFFER.

A variable annuity contract to which this exchange offer applies may be exchanged at net asset value for the new policy ("Policy") described in this prospectus, which is issued on Form Number A3023-95. This exchange offer applies until May 1, 1996 to all variable annuity contracts issued by the Company or its subsidiary, SMA Life Assurance Company, except for (1) variable annuity contract A3018-91, A3018-94 and A3021-93 (and state variation forms) known as ExecAnnuity Plus. To effect an exchange, the Company should receive (1) a completed application for the Policy, (2) written request for the exchange,
(3) the contract to be exchanged for the Policy, and (4) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge applicable to the contracts to be exchanged will apply to the surrender effecting the exchange. Where a contract, other than a Policy or variable annuity contract A3019-92, A3019-94, A3020-92, A3020-94 or A3022-93 and state variations thereof
("contract A3019, A3020 or A3022"), is exchanged for a Policy, the contingent deferred sales charge under the acquired Policy will be computed as if prior purchase payments for the exchanged contract had been made for the acquired Policy on the date of issue of the exchanged contract. Where another Policy or contract A3019, A3020 or A3022 is exchanged for a Policy, the contingent deferred sales charge under the acquired Policy will be computed as if prior purchase payments for the exchanged Policy or contract A3019, A3020 or A3022 had been made for the acquired Policy at least as early as the date on which they were made for the exchanged Policy or contract A3019, A3020 or A3022. For those exchanged contracts for which a front-end sales charge was deducted from each purchase payment, the transferred accumulated values will be treated as "Old Payments" under the Policy, so that no deferred sales charge will be assessed on aggregate subsequent withdrawals from the Policy of up to the amount of the transferred accumulated values. For additional purchase payments made under the Policy after the transfer of accumulated value from the exchanged contract, the contingent deferred sales charge will be computed based on the number of years that the additional purchase payments to which the withdrawal is attributed have been credited under the Policy, as provided in this Prospectus.

SUMMARY OF DIFFERENCES BETWEEN THE POLICY AND EXCHANGED CONTRACTS EXCEPT FOR A3019, A3020 AND A3022. The Policy and the variable contracts to which this exchange offer applies, if other than another Policy or contract A3019, A3020 or A3022, differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the prospectuses of the Policy and the variable contract to be exchanged should be reviewed carefully before the exchange is made.

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the Policy, as described in this Prospectus, imposes higher charge percentages against the excess amount redeemed and generally applies such percentages for a greater number of years than the exchanged contracts. For certain classes of exchanged contracts, new purchase payments, subject to the contingent deferred sales charge under the Policy, would not have been subject to the charge under the exchanged contract.

POLICY FEE AND ADMINISTRATIVE EXPENSE CHARGE. Under the Policy, the Company deducts a Policy Fee, at a maximum of $30, on each policy anniversary date and upon full surrender, when the Accumulated Value is $50,000 or less, and assesses each Subaccount with a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Subaccount. Depending on the class of contracts to which this exchange offer is made, either no policy fee is deducted or a policy fee of $9 is deducted twice a year. For certain classes of contracts, a combined sales and administrative expense is deducted from purchase payments. No administrative expense charge based on a percentage of Subaccount assets is imposed under the contracts to which this exchange offer is made.

TRANSFER CHARGE. No charges for transfers among the Subaccounts and the General Account are imposed for contracts to which this exchange offer is made. Currently, no such charge is imposed under the Policy and the first 12 transfers in a Policy year are guaranteed to be free of any charge. However, the Company reserves the right to assess a charge, guaranteed never to exceed $25, for the thirteenth and each subsequent transfer in a Policy year.

DEATH BENEFIT. The Policy offers a "stepped-up death benefit" which is not offered under the exchanged contract; namely, the minimum death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date (in the same proportion that the Accumulated Value was reduced by the withdrawal). Upon exchange for the Policy, the accumulated value of the exchanged contract becomes the "purchase payment" for the Policy. Therefore, the prior purchase payments made for the exchanged contract would not become a basis for determining the gross payment (less redemptions) guarantee under the Policy. Consequently, whether the initial minimum death benefit under the Policy acquired in an exchange is greater than, equal to, or less than the death benefit of the exchanged contract depends upon whether the accumulated value transferred to the Policy is greater than, equal to, or less than the gross payments (less redemptions) under the exchanged contract.

ANNUITY TABLES. The contracts to which this exchange offer is made contain more favorable annuity tables than the Policy for use in determining the amount of the first variable annuity payment under the annuity options offered. The contracts and the Policy each provide minimum guarantees.

INVESTMENTS. Accumulated Value and purchase payments under the Policy may be allocated to several underlying funds in addition to those permitted under the exchanged contracts.

SUMMARY OF DIFFERENCES BETWEEN THE POLICY AND CONTRACT A3019, A3020 AND A3022. The Policy and contract A3019, A3020 and A3022 differ in the following material ways (the prospectuses of the Policy and the policy being exchanged should be reviewed carefully before any exchange):

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the Policy, as described in this Prospectus, imposes higher charge percentages against the excess amount redeemed than A3020-92 and A3020-94. The charge is the same as A3019-92, A3019-94 and A3022-93.

DEATH BENEFIT. The Policy offers a "stepped-up death benefit," which is the minimum death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date (in the same proportion that the Accumulated Value was reduced by the withdrawal). This is the same benefit as is offered under A3022-93. Under contract A3019-92, A3019-94, A3020-92 and A3020-94, the stepped-up death benefit applies to the most recent seventh year for A3019-92 and A3019-94 and the most recent fifth year for A3020-92 and A3020-94 and is increased for subsequent purchases and reduced by the dollar amount of any withdrawals. Upon exchange for the Policy, the accumulated value of the exchanged contract becomes the "purchase payment" for the Policy. Therefore, the prior purchase payments made for the exchanged contract A3019, A3020 and A3022 would not become a basis for determining the gross payment (less redemptions) guarantee under the Policy. Consequently, whether the initial minimum death benefit under the Policy acquired in an exchange is greater than, equal to, or less than the death benefit of exchanged contract A3019, A3020 and A3022 depends upon whether the accumulated value transferred to the Policy is greater than, equal to, or less than the gross payments (less redemptions) under exchanged contract A3019, A3020 and A3022.

INVESTMENTS. Accumulated Value and purchase payments under the Policy and contract A3019, A3020 and A3022 are allocable to different underlying funds and underlying investment companies.

FIXED ACCOUNT. The Policy has a Fixed Account minimum guaranteed interest rate of 3% compounded annually. This is the same as offered under A3019-94 and A3022-
93. A3019-92 has a minimum guaranteed interest rate of 5% compounded annually for the first five Policy years, 4% compounded annually for the next five Policy years, and 3.5% compounded annually thereafter. Contract A3020-92 and A3020-94 have a fixed account minimum guaranteed interest rate of 3.5% compounded annually. Under contract A3020-92 and A3020-94, amounts may not be transferred from the fixed account to a Sub-Account prior to the end of the applicable one-year guaranteed period.

B.  FIXED ANNUITY EXCHANGE OFFER.

This exchange offer also applies to all fixed annuity contracts issued by the Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Policies described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the Policy's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the Policy's value is not guaranteed and will vary depending on the investment performance of the underlying funds to which it is allocated. The Policy has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Policy fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Subaccounts and the General Account), and expenses incurred by the underlying funds. Additionally, the interest rates offered under the General Account of the Policy and the Annuity Tables for determining minimum annuity payments may be different from those offered under the exchanged fixed contract.

C.  EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE.

Persons who, under the terms of this exchange offer, exchange their contract for the Policy and subsequently revoke the Policy within the time permitted, as described in the sections of this Prospectus captioned "RIGHT TO REVOKE OR SURRENDER," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current accumulated value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the general account and subaccounts of the reinstated contract in the same proportion that the value in the general account and the value in each subaccount bore to the transferred accumulated value on the date of the exchange of the contract for the Policy. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

            FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                    STATEMENT OF ADDITIONAL INFORMATION

                                    for

    Individual Variable Annuity Policies Funded through Subaccounts of

                           Separate Account VA-P

         Investing in shares of Pioneer Variable Contracts Trust


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT DATED MAY 1, 1995 ("THE PROSPECTUS") AS REVISED NOVEMBER 1, 1995. THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CUSTOMER SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653



                           DATED NOVEMBER 1, 1995

                     STATEMENT OF ADDITIONAL INFORMATION

                              TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . 2

TAXATION OF THE CONTRACT, THE SEPARATE ACCOUNT AND THE
COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . 3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . 3

ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . 4

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . 5

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . 7


                      GENERAL INFORMATION AND HISTORY

Separate Account VA-P ("Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company ("the Company") established pursuant to a vote by the Board of Directors dated August 20, 1991. The Company was originally organized as a mutual life insurance
company under the laws of Massachusetts in 1844.   In October, 1995, the
Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company under its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation. Their principal offices are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


Currently, eight Subaccounts of the Separate Account are available under the Policies. Each Subaccount invests in a corresponding investment portfolio of Pioneer Variable Contracts Trust (the "Fund").



The Fund is an open-end, diversified series investment company. The Fund currently consists of eight different investment portfolios: Capital Growth Portfolio, International Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, America Income Portfolio, Swiss Franc Bond
Portfolio, Balanced Portfolio, and the Money Market Portfolio. Each Underlying Portfolio has its own investment objectives and certain attendant risks.


                    TAXATION OF THE POLICIES, SEPARATE
                         ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Policies, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Policies or the Separate Account.

The Separate Account is considered to be a part of and taxed with the operations of the Company.

The Company is taxed as a life insurance company under subchapter L of the Code and files a consolidated tax return with its affiliated companies.


The Company reserves the right to make a charge for any effect which the income, assets, or existence of Policies or the Separate Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Policy Owners. The Separate Account presently is not subject to tax.


                                 SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Separate Account. Fund shares owned by the Subaccounts are held on an open account basis. A Subaccount's ownership of Fund shares is reflected on the records of the Fund and not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994, included in this Statement of Additional Information constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.


                               UNDERWRITERS

Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD), serves as principal underwriter and general distributor for the Policies pursuant to a contract between Allmerica Investments, Inc., the Company and the Separate Account. Allmerica Investments, Inc. distributes the Policies on a best efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly-owned subsidiary of the Company and is, at present, indirectly wholly-owned by the Company.

The Policies offered by this Prospectus are offered continuously and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity policies.

All persons selling the Policies are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Commissions not to exceed 6.00% of purchase payments will be paid to entities which sell the Policies. In addition, expense reimbursement allowances may be paid. Additional payments may be made for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature and similar services.

Commissions paid by the Company do not result in any charge to Policy Owners or to the Separate Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, partial redemption and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

                               ANNUITY PAYMENTS

The method by which the Accumulated Value under the Policy is determined is described in detail under "K. Computation of Policy Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Subaccount at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value - Previous Valuation Period . . . . . . . . .    $ 1.135000

(2) Value of Assets - Beginning of Valuation Period . . . . . . . . . . .    $5,000,000

(3) Excess of investment income and net gains over capital losses. . . . . . . . $1,675

(4) Adjusted Gross Investment Rate for the valuation period (3):(2) . . . .  . 0.000335

(5) Annual Charge (one day equivalent of 1.40% per annum). . . . . . . . . . . 0.000038

(6) Net Investment Rate (4)-(5). . . . . . . . . . . . . . . . . . . . . . . . 0.000297

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . . . . . . . 1.000297

(8) Accumulation Unit Value - Current Period (1)x(7) . . . . . . . . . . . . $ 1.135337


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134577.

The method for determining the amount of annuity payments is described in detail under "K. Computation of Policy Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity payment may be illustrated by the following hypothetical example:
Assume an Annuitant has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Contract Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3-1/2% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3-1/2% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the

Valuation Period applicable to the next annuity payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3-1/2% per annum) produces a factor of 1.000096. This is then multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.


                          PERFORMANCE INFORMATION

Performance information for a Subaccount may be compared, in reports and promotional literature, to certain indices described in the prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other materials information on various topics of interest to Policy Owners and prospective Policy Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.

The Policies have been offered since March, 1995. However, total return data may be advertised based on the period of time that the Underlying Series have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Subaccount and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Subaccounts asset charge and any applicable contingent deferred sales charge which would be assessed upon complete redemption of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:
                 n
         P(1 + T)  = ERV

Where:     P = a hypothetical initial payment to the Separate Account of $1,000

           T = average annual total return

           n = number of years

         ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Subaccount. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the policy was issued at the beginning of the period and (2) a complete surrender of the policy at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:


      POLICY YEAR FROM DATE OF                     CHARGE AS PERCENTAGE OF NEW
  PAYMENT IN WHICH SURRENDER OCCURS                PURCHASE PAYMENTS REDEEMED*
  ---------------------------------                ----------------------------
                  0-3                                          7%
                  4                                            6%
                  5                                            5%
                  6                                            4%
                  7                                            3%
             More than 7                                    No Charge

*Subject to the maximum limit described in the prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all Policy Years after the first Policy Year, an amount equal to 10% of the Accumulated Value under the Policy (or a greater amount under a life expectancy distribution option, if applicable) is not subject to the contingent sales load.

The calculations of Total Return include the deduction of the $30 Annual Policy fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return information in this section refers to the total of the income generated by an investment in a Subaccount and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Subaccount's asset charges. However, it is assumed that the investment is NOT redeemed at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:
                n
        P(1 + T)  = EV

Where:     P = a hypothetical initial payment to the Separate Account of
               $1,000

           T = average annual total return

           n = number of years

        EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Subaccounts. The ending value assumes that the policy is NOT redeemed at the end of the specified period, and there is therefore no adjustment for the contingent deferred sales charge that would be applicable if the policy was redeemed at the end of the period.

The calculations of Supplemental Total Return includes the deduction of the $30 Annual Policy fee.

YIELD AND EFFECTIVE YIELD - SUBACCOUNT 257 (INVESTS IN THE MONEY MARKET PORTFOLIO OF THE FUND)

Yield and effective yield information for Subaccount 257 is not provided because the Subaccount investing in the Underlying Portfolio has not begun business operations.

Yield and effective yield figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Subaccount at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

Subaccount 257 computes effective yield by compounding the unannualized base period return by using the formula:
                                                           (365/7)
                Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield do not reflect the $30 Annual Policy fee.

                           FINANCIAL STATEMENTS

Financial Statements are included for the Company. Financial Statements for Separate Account VA-P are not included as the Separate Account had not begun business operations as of December 31, 1994.

STATE MUTUAL LIFE
ASSURANCE COMPANY
OF AMERICA

FINANCIAL STATEMENTS

DECEMBER 31, 1994 and 1993

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA


December 31, 1994



Financial Statements

Report of Independent Accountants......................................  1
Statement of Financial Position  ......................................  2
Statement of Operations and Contingency Reserves.......................  3
Statement of Cash Flows................................................  4
Notes to Financial Statements..........................................  5

                             REPORT OF INDEPENDENT ACCOUNTANTS


February 13, 1995, except as to Note 2,
 which is as of February 28, 1995

To the Board of Directors and Policyholders of State Mutual Life Assurance Company of America


In our opinion, the accompanying statement of financial position and the related statements of operations and changes in contingency reserves and of cash flows present fairly, in all material respects, the financial position of State Mutual Life Assurance Company of America at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Company implemented a new accounting pronouncement in 1993 and may adopt Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", in 1996. If these pronouncements are adopted, the financial statements for the year ended December 31, 1994 will be retroactively restated for the effects of these changes in accounting principles.

Price Waterhouse LLP
Boston, Massachusetts

                STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

STATEMENT OF FINANCIAL POSITION
as of December 31
(In thousands)

ASSETS                                                 1994          1993
                                                       ----          ----
Cash                                                $   21,931     $   22,378
Investments:
 Bonds                                               3,063,890      3,172,304
 Stocks                                                 14,638         48,713
 Investments in subsidiaries                           797,879        971,339
 Mortgage loans                                        825,611      1,045,748
 Policy loans                                          248,310        258,845
 Real estate, including home office property           185,128        192,333
 Short term investments                                 72,159         61,176
 Other invested assets                                  45,978         22,180
                                                    ----------     ----------
  Total cash and investments                         5,275,524      5,795,016

Premiums deferred and uncollected                       95,890         91,434
Investment income due and accrued                       84,066         89,756
Other assets                                            79,165         87,238
Assets held in separate accounts                     1,096,032        922,069
                                                    ----------     ----------
                                                    $6,630,677     $6,985,513
                                                    ----------     ----------
                                                    ----------     ----------

LIABILITIES AND CONTINGENCY RESERVES
Liabilities:

Policy liabilities:
 Life reserves                                      $  965,896     $  969,223
 Annuity and other fund reserves                     3,561,965      3,981,281
 Accident and health reserves                           50,096         45,424
 Claims payable                                        122,677        112,509
 Dividends payable                                      33,930         35,406
                                                    ----------     ----------
  Total policy liabilities                           4,734,564      5,143,843

Expenses and taxes payable                             137,676         99,301
Other liabilities                                       73,427         33,616
Asset valuation reserve                                124,254        260,714
Obligations related to separate account business     1,095,430        921,648
                                                    ----------     ----------
  Total liabilities                                  6,165,351      6,459,122
                                                    ----------     ----------
                                                    ----------     ----------
Contingency reserves:

 Special contingency reserves                           26,522         25,238
 General contingency reserves                          438,804        501,153
                                                    ----------     ----------
  Total contingency reserves                           465,326        526,391
                                                    ----------     ----------
                                                    $6,630,677     $6,985,513
                                                    ----------     ----------
                                                    ----------     ----------

   The accompanying note are an integral part of these financial statements.

                STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS AND
CHANGES IN CONTINGENCY RESERVES
for the year ended December 31
(In thousands)

REVENUE                                              1994           1993         1992
                                                     ----           ----         ----
Premiums and other considerations:
 Life                                             $  100,956    $   92,314    $  101,929
 Annuities                                           950,980       762,724       768,050
 Accident and health                                 225,132       246,842       338,534
 Reinsurance commissions and reserve adjustments      10,117        10,853        11,700
                                                  ----------    ----------    ----------
  Total premiums and other considerations          1,287,185     1,112,733     1,220,213

Net investment income                                406,071       520,508       503,754
Realized capital losses, net of tax                  (28,341)      (33,334)       (5,261)
Other revenue                                         43,651        29,121        14,849
                                                  ----------    ----------    ----------
  Total revenue                                    1,708,566     1,629,028     1,733,555
                                                  ----------    ----------    ----------
POLICY BENEFITS AND OPERATING EXPENSES
Policy benefits:
 Claims, surrenders and other benefits             1,697,943     1,314,540     1,459,941
 Decrease in policy reserves                        (412,090)     (175,726)     (153,971)
 Dividends to policyholders                           33,233        32,773        25,955
                                                  ----------    ----------    ----------
  Total policy benefits                            1,319,086     1,171,587     1,331,925

Operating and selling expenses                       141,460       138,566       141,456
Taxes, except capital gains tax                       33,747        18,664        14,565
Net transfers to separate accounts                   173,607       185,374       141,183
                                                  ----------    ----------    ----------
  Total policy benefits and operating expenses     1,667,900     1,514,191     1,629,129
                                                  ----------    ----------    ----------
NET INCOME                                            40,666       114,837       104,426

CONTINGENCY RESERVES AT BEGINNING OF YEAR            526,391       444,427       338,683
Unrealized capital gains (losses) on investments:
 Unconsolidated subsidiaries                        (222,155)       47,292       101,155
 Other investments                                    24,579       (14,159)      (61,479)
                                                  ----------    ----------    ----------
                                                    (197,576)       33,133        39,676
                                                  ----------    ----------    ----------
Transfer from (to) asset valuation reserve           136,460       (25,173)      (40,188)
Other adjustments                                    (40,615)      (40,833)        1,830
                                                  ----------    ----------    ----------
CONTINGENCY RESERVES AT END OF YEAR               $  465,326    $  526,391    $  444,427
                                                  ----------    ----------    ----------
                                                  ----------    ----------    ----------

    The accompanying notes are an integral part of these financial statements.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

STATEMENT OF CASH FLOWS
for the year ended December 31
(In thousands)

CASH FLOW FROM OPERATING ACTIVITIES                  1994         1993           1992
                                                     ----         ----           ----
 Premiums, deposits and other income             $ 1,327,496   $ 1,120,816   $ 1,230,872
 Allowances and reserve adjustments
  on reinsurance ceded                                10,862        11,773         8,836
 Net investment income                               372,428       432,631       443,668
 Net repayments on policy loans                       10,535        17,637        21,062
 Benefits to policyholders and
  beneficiaries                                   (1,684,684)   (1,313,978)   (1,467,104)
 Operating and selling expenses and
  taxes                                             (155,162)     (111,125)     (177,946)
 Net transfers to separate accounts                 (160,623)     (201,442)     (135,921)
 Dividends to policyholders                          (34,709)      (27,777)      (42,874)
 Other sources (applications)                          3,775       (40,938)        9,560
                                                  ----------    ----------    ----------
NET CASH USED IN OPERATING ACTIVITIES               (310,082)     (112,403)     (109,847)
                                                  ----------    ----------    ----------
CASH FLOW FROM FINANCING ACTIVITIES
 New borrowings                                      932,497       116,800       261,000
 Repayment of borrowings                            (932,497)     (116,800)     (261,000)
                                                  ----------    ----------    ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                 --           --             --
                                                  ----------    ----------    ----------
CASH FLOW FROM INVESTING ACTIVITIES
 Sales and maturities of long term investments:
  Bonds                                              993,365       841,548       776,693
  Stocks                                               1,835         4,361         2,948
  Real estate and other invested assets               19,200        24,122        23,886
  Repayment of mortgage principal                    193,842       211,360       136,252
  Capital gains tax                                   (1,086)       (2,232)           --
 Acquisition of long term investments:
  Bonds                                             (881,081)     (887,976)     (821,694)
  Stocks                                              (4,557)      (62,318)       (6,674)
  Real estate and other invested assets              (31,504)       (3,931)      (32,404)
  Mortgage loans                                      (1,529)       (1,185)       (6,313)
 Other investing activities                           32,133        (5,199)         (743)
                                                  ----------    ----------    ----------
NET CASH PROVIDED BY INVESTING ACTIVITIES            320,618       118,550        71,951
                                                  ----------    ----------    ----------
Net change in cash and short term  investments        10,536         6,147       (37,896)

CASH AND SHORT TERM INVESTMENTS
 Beginning of year                                    83,554        77,407       115,303
                                                  ----------    ----------    ----------
 End of year                                      $   94,090    $   83,554    $   77,407
                                                  ----------    ----------    ----------
                                                  ----------    ----------    ----------

   The accompanying notes are an integral part of these financial statements.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - State Mutual Life Assurance Company of America (State Mutual or the "Company") is presently organized as a mutual life insurance company and accordingly, the Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which are generally accepted accounting principles for mutual life insurance companies. The Company is pursuing a plan of reorganization which includes conversion to a stock life insurance company. (Refer to Note 2 for a description of the reorganization.)

Certain reclassifications have been made to prior years amounts to conform with the current year presentation.

ACCOUNTING FOR UNCONSOLIDATED SUBSIDIARIES - State Mutual's interest in unconsolidated subsidiaries consists primarily of SMA Life Assurance Company (SMA Life), a wholly owned life insurance company, a 57.4% interest in Allmerica Property & Casualty Companies, Inc. (Allmerica P&C), a Delaware domiciled business corporation which owns The Hanover Insurance Company (Hanover), and several wholly owned non-insurance subsidiaries. Hanover owns an 80.6% interest in Citizens Corporation, parent company of Citizens Insurance Company of America (Citizens). Allmerica P&C is accounted for at market value. During 1993, the Securities Valuation Office of the NAIC instituted a discount to market values for subsidiaries previously carried at market value. The discount applied to Allmerica P&C was determined to be 16%, to be phased in over a five year period (3% per year in 1993 to 1996 and 4% in 1997). SMA Life and the non-insurance subsidiaries are accounted for under the equity method. The Company's equity in the earnings of unconsolidated subsidiaries is reflected in net income. Any remaining changes in Allmerica P&C's value and direct charges to SMA Life's surplus are reflected in contingency reserves.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral.

Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Home office property is carried at depreciated cost.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds and stocks, investment and loan commitments, foreign currency swaps, and futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to currency risk and interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable life insurance policyholders and certain pension and annuity contractholders.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

Assets consist principally of bonds, common stocks, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in contingency reserves.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based on accepted actuarial methods. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including a provision for adverse deviation. Interest rates range from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities, and mortality and morbidity assumptions reflect the Company's experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

Reserves for group accident and health claims include estimated provisions for both reported and unreported claims incurred and related expenses.
Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Other fund reserves are for guaranteed investment contracts and other group and individual contract deposit funds and consist of deposits received from customer's and investment earnings on their fund balances.

Withdrawal characteristics of annuity and other fund reserves vary by contract. At both December 31, 1994 and 1993, approximately 87% of the contracts (included in both the general account and the separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

FEDERAL INCOME TAXES - State Mutual, its non-insurance domestic subsidiaries and SMA Life file a consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The Federal income tax for the non-life insurance subsidiaries is calculated on a separate return basis. Any current tax liability (benefit) is paid to (reimbursed by) State Mutual. Tax benefits resulting from taxable operating losses of the non-life subsidiaries are not reimbursed currently by State Mutual. However, to the extent such losses are utilized by the consolidated group, they are reflected as a liability of State Mutual.

The Federal income tax for the life companies is calculated on a line of business basis, excluding the operating results of the non-insurance subsidiaries and Allmerica P&C. The tax is allocated to each life company based on its contribution to the taxable income or loss of each line of business.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve (IMR), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to contingency reserves. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold.

DIVIDENDS TO POLICYHOLDERS - Certain life, health and annuity insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained.

Dividends on individual life insurance, individual accident and health insurance, and individual annuity policies are provided on the basis of amounts payable in the following calendar year. Dividends on all other insurance are provided on the basis of amounts incurred for the current year.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

PENDING ACCOUNTING PRONOUNCEMENT - In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under the Interpretation, financial statements of mutual life insurance companies which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (SFAS No. 120), and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (SOP 95-1). SFAS No. 120 extends the requirements of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," to mutual life insurance enterprises. SOP 95-1 establishes accounting for certain participating life insurance contracts for mutual life insurance enterprises.
 SFAS No. 120 requires mutual life insurance enterprises (and permits stock life insurance enterprises) to apply the provisions of SOP 95-1 to those contracts which meet the conditions in SFAS No. 120.

FIN 40, SFAS No. 120 and SOP 95-1 are all effective for financial statements issued for fiscal years beginning after December 15, 1995.

In as much as the Company is pursuing a plan of reorganization which includes conversion to a stock life insurance company, and would result in future financial statements being prepared in accordance with generally accepted accounting principles for stock life insurance companies, the new pronouncement may not be applicable to future financial statements. If the Company does not demutualize, the new pronouncement will be adopted in 1996, by retroactive restatement of the earliest year presented. Management of the Company has not yet determined the effect on its financial statements of applying these new pronouncements.

ACCOUNTING CHANGES - In December 1992, the NAIC issued a statutory accounting policy for accounting for postretirement benefits other than pensions for current retirees and employees who have vested rights in those benefits. The Company implemented this statutory requirement in 1993 and elected to immediately recognize the unfunded postretirement benefit obligation and reported the cumulative effect of this change as a direct charge to contingency reserves (see Note 9 for additional information).

NOTE 2 - REORGANIZATION

On February 28, 1995, State Mutual's Board of Directors adopted, pursuant to Massachusetts insurance law, a plan of reorganization (the "Plan") whereby State Mutual will convert from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company and will become a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Currently, the unsatisfied conditions to the effectiveness of the Plan of Demutualization are the approval of the Commissioner of the Massachusetts Division of Insurance (the "Commissioner") of the Plan after a hearing thereon, the approval of the policyholders of the Plan, the closing of an initial public offering of AFC Common Stock and certain other conditions set forth in the Plan. The Plan is also subject to the review of other insurance regulators. The Plan will become effective on the date of the closing of the initial public offering of the Common Stock of AFC.

Under the Plan, the eligible policyholders of State Mutual will receive shares of Common Stock of AFC, policy credits or cash in exchange for the policyholders' membership interest in State Mutual.

Under the Plan, State Mutual will establish and operate a closed block of participating business for the benefit of the policies included therein (the "Closed Block"). Such business (the" Closed Block Business") will contain those classes of individual or joint life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which are in force on the effective date. The Closed Block will continue in effect until no more policies included therein are in force or until the Commissioner consents to the termination of the Closed Block. The duration of the Closed Block is expected to be in excess of 50 years.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

State Mutual will allocate to the Closed Block an amount of assets expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payments of claims, certain expenses and taxes, and for continuation of 1994 dividend scales if experience underlying such scales continues. Future changes in actual reinvestment rates over the long term from assumed reinvestment rates, like changes in other assumptions made in funding the Closed Block, may cause dividend scales to change.

To the extent that over time cash flows from the assets allocated to the Closed Block and other experience related to the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the dividend scales payable in 1994 had been continued. Conversely, to the extent that over time such cash flows and other experience are, in the aggregate, less favorable than assumed in setting up the Closed Block, total dividends paid to Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the dividend scales payable in 1994 had been continued. In addition, if the assets allocated to the Closed Block, the cash flows therefrom and the revenues from the Closed Block Business prove to be insufficient to pay the benefits guaranteed under the policies and contracts included in the Closed Block, State Mutual will be required to make such payments from its general funds. Since the Closed Block will be funded to provide for payment of guaranteed benefits on such policies and contracts and, in addition, for continuation of dividends paid under 1994 dividend scales, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial adverse deviations in investment, mortality, persistency or other experience factors.

NOTE 3 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds, are as follows:

                                                               December 31, 1994
                                                               -----------------
                                                              Gross           Gross
                                             Carrying       Unrealized      Unrealized       Fair
(In thousands)                                 Value       Appreciation    Depreciation      Value
                                               -----       ------------    ------------      -----
Federal government bonds                     $   13,250      $    246       $    534      $   12,962
State, local and government agency bonds            550             7             --             557
Foreign government bonds                         70,217         1,126          6,510          64,833
Corporate securities                          2,939,333        22,052         96,285       2,865,100
Mortgage-backed securities                       40,540            58          1,895          38,703
                                             ----------      --------       --------      ----------
Total                                        $3,063,890      $ 23,489       $105,224      $2,982,155
                                             ----------      --------       --------      ----------
                                             ----------      --------       --------      ----------

                                                               December 31, 1993
                                                               -----------------
Federal government bonds                     $   19,442      $  1,484       $     40      $   20,886
State, local and government agency bonds         12,048           235             --          12,283
Foreign government bonds                         64,951         4,417             14          69,354
Corporate securities                          3,075,146       182,272         18,589       3,238,829
Mortgage-backed securities                          717            43             --             760
                                             ----------      --------       --------      ----------
Total                                        $3,172,304      $188,451       $ 18,643      $3,342,112
                                             ----------      --------       --------      ----------
                                             ----------      --------       --------      ----------

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

The carrying value and fair value by contractual maturity at December 31, 1994, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.


                                                        Carrying        Fair
(In thousands)                                           Value         Value
                                                         -----         -----
Due in one year or less                               $  566,301   $  567,013
Due after one year through five years                  1,691,897    1,651,469
Due after five years through ten years                   607,819      571,345
Due after ten years                                      197,873      192,328
                                                      ----------   ----------
Total                                                 $3,063,890   $2,982,155
                                                      ----------   ----------
                                                      ----------   ----------

MORTGAGE LOANS AND REAL ESTATE Mortgage loans and real estate investments are diversified by property type and location. Real estate investments, except home office, have been obtained primarily through foreclosure.
Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. Mortgage loan and real estate investments, including home office of $67,920 thousand and $61,363 thousand at December 31, 1994 and 1993, respectively, were distributed by the following types and geographic regions at December 31:

(In thousands)
Property Type                                           1994           1993
-------------                                           ----           ----
Office buildings                                     $  445,222     $  514,575
Residential                                             148,155        233,459
Retail                                                  168,536        197,496
Industrial/Warehouse                                     93,323        135,766
Other                                                   155,503        156,785
                                                     ----------     ----------
Total                                                $1,010,739     $1,238,081
                                                     ----------     ----------
                                                     ----------     ----------


Geographic Region
-----------------
South Atlantic                                       $  263,883     $  342,345
Pacific                                                 189,547        212,371
New England                                             142,371        142,263
West South Central                                       99,065        141,375
Middle Atlantic                                         108,531        113,716
East North Central                                       71,937        114,694
East South Central                                       48,232         66,139
West North Central                                       72,919         82,883
Mountain                                                 14,254         22,295
                                                     ----------     ----------
Total                                                $1,010,739     $1,238,081
                                                     ----------     ----------
                                                     ----------     ----------


FUTURES CONTRACTS - State Mutual purchases and sells futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding is less than one year.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. The amount of hedging gains (losses) explicitly deferred were $(7,658) thousand, $6,953 thousand and $4,976 thousand for the years ended December 31, 1994,

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

1993 and 1992, respectively. Gains and losses on hedges that are deemed ineffective by management are immediately recognized into income.

A reconciliation of notional amounts for all futures contracts outstanding for the year ended December 31 is as follows:

(In thousands)                                      1994           1993
                                                    ----           ----
Contracts outstanding, January 1                 $ 141,700      $ 120,000
New contracts                                      816,000        493,300
Contracts expired                                       --             --
Contracts terminated                              (831,000)      (471,600)
                                                 ---------      ---------
Contracts outstanding, December 31               $ 126,700      $ 141,700
                                                 ---------      ---------
                                                 ---------      ---------

FOREIGN CURRENCY SWAP CONTRACTS - The Company enters into foreign currency swap contracts to hedge the exposure to currency risks on fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at market currency exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rates, as agreed upon in the swap contract, and the foreign currency spot rate on the date of exchange. State Mutual recognizes net interest received or paid over the life of the swap contract as an adjustment to net investment income. The decrease in net investment income related to foreign currency swap contracts was $(1,400) thousand, $(800) thousand and $(200) thousand for the years ended December 31, 1994, 1993 and 1992, respectively.

The contractual amounts and maturity dates of foreign currency swap contracts were as follows:

                                              December 31, 1994
                                              -----------------
                                                                           After
(In thousands)                 1995       1996       1997       1998       1998    Total
                               ----       ----       ----       ----       ----    -----
Currency:
 Swiss franc                 $14,100    $10,600    $    --    $    --    $ 6,600   $ 31,300
 Canadian dollar                  --         --         --         --     15,000     15,000
 British pound sterling           --         --      8,200         --     18,800     27,000
 Italian lire                     --     20,000         --         --         --     20,000
 Other                            --      5,400     10,000         --     10,000     25,400
                             -------    -------    -------    -------    -------   --------
Balance, December 31         $14,100    $36,000    $18,200    $    --    $50,400   $118,700
                             -------    -------    -------    -------    -------   --------
                             -------    -------    -------    -------    -------   --------

                                              December 31, 1993
                                              -----------------
                                                                          After
(In thousands)                 1994       1995       1996       1997       1997    Total
                               ----       ----       ----       ----       ----    -----
Currency:
 Swiss franc                 $ 5,000    $14,100    $10,600    $    --    $ 6,600   $ 36,300
 Canadian dollar                  --         --         --         --     15,000     15,000
 British pound sterling           --         --         --      8,200     18,800     27,000
 Italian lire                     --         --     20,000         --         --     20,000
 Other                        10,100         --      5,400     10,000      5,000     30,500
                             -------    -------    -------    -------    -------   --------
Balance, December 31         $15,100    $14,100    $36,000    $18,200    $45,400   $128,800
                             -------    -------    -------    -------    -------   --------
                             -------    -------    -------    -------    -------   --------

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

A reconciliation of the contractual amounts of foreign currency swap contracts outstanding for the year ended December 31 is as follows:

(In thousands)                                          1994          1993
                                                        ----          ----
Contracts outstanding, January 1                      $128,800     $ 95,000
 New contracts                                          10,100       50,700
 Contracts expired                                     (15,100)     (16,900)
 Contracts terminated                                   (5,100)          --
                                                      --------     --------
Contracts outstanding, December 31                    $118,700     $128,800
                                                      --------     --------
                                                      --------     --------

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:

(In thousands)                                         1994       1993        1992
                                                       ----       ----        ----
Bonds                                                $261,176   $276,077   $285,415
Stocks                                                  1,305      1,062        938
Investments in subsidiaries                            37,478    107,603     67,239
Mortgage loans                                         87,670    114,831    130,480
Real estate                                            50,431     48,072     47,061
Policy loans                                           14,457     15,282     16,271
Other investments                                       2,765       (264)     2,649
Short term investments                                    359      2,284      1,045
                                                     --------   --------   --------
                                                      455,641    564,947    551,098
 Less investment expenses                              52,123     45,556     47,405
                                                     --------   --------   --------
Net investment income, before IMR amortization        403,518    519,391    503,693
 IMR amortization                                       2,553      1,117         61
                                                     --------   --------   --------
Net investment income                                $406,071   $520,508   $503,754
                                                     --------   --------   --------
                                                     --------   --------   --------

REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the year ended December 31 were as follows:

(In thousands)                                         1994       1993       1992
                                                       ----       ----       ----
Bonds                                                $  2,144  $   4,953   $  1,855
Stocks                                                     84         87        472
Mortgage loans                                        (21,351)   (12,709)        49
Real estate                                            (8,990)   (11,743)    (5,799)
Other                                                   2,505     (2,734)      (572)
                                                     --------   --------   --------
                                                      (25,608)   (22,146)    (3,995)
 Less Federal income tax                                1,086      2,232        961
                                                     --------   --------   --------
Net realized capital losses before transfer to IMR    (26,694)   (24,378)    (4,956)
 Net realized capital gains transferred to IMR         (1,647)    (8,956)      (305)
                                                     --------   --------   --------
Net realized capital losses                          $(28,341)  $(33,334)  $ (5,261)
                                                     --------   --------   --------
                                                     --------   --------   --------

Proceeds from voluntary sales of investments in bonds during 1994, 1993 and 1992 were $222,644 thousand, $222,865 thousand and $136,458 thousand, respectively. Gross gains of $3,753 thousand, $3,337 thousand and $1,504 thousand and gross losses of $2,945 thousand, $1,300 thousand and $1,159 thousand, respectively, were realized on those sales.

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTE 4 - INVESTMENTS IN SUBSIDIARIES

Summarized financial information concerning all unconsolidated subsidiaries as of December 31 is as follows:

                                             Property & Casualty
(In thousands)                  Life Insurance    Insurance   Non-Insurance
                                --------------    ---------   -------------
1994
----
Assets                            $4,072,045      $4,337,564    $ 74,597
Liabilities                        3,882,722       3,347,785      29,883
Equity in net income (loss)            6,403          42,753     (11,678)

1993
----
Assets                            $3,504,724      $4,200,463    $ 70,014
Liabilities                        3,322,508       3,240,364      26,479
Equity in net income (loss)           19,782          95,741      (7,920)


The Company provides management, operating personnel, facilities and other services to various subsidiaries and affiliates. Reimbursements for such services and facilities amounted to $261,913 thousand, $225,044 thousand and
$112,777 thousand in 1994, 1993 and 1992, respectively.   Net amounts
receivable from subsidiaries and affiliates were $37,514 thousand and $30,188 thousand at December 31, 1994 and 1993, respectively.

NOTE 5 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet.
The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of futures contracts and foreign currency swaps were not material to State Mutual as of December 31, 1994 and 1993.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of financial position approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of future cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of financial position approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

FINANCIAL LIABILITIES:

INVESTMENT CONTRACTS (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:

                                                              1994                    1993
                                                              ----                    ----
                                                      Carrying        Fair    Carrying        Fair
(In thousands)                                          Value        Value      Value         Value
                                                        -----        -----      -----         -----
Financial Assets:
 Cash                                                 $   21,931  $   21,931  $   22,378  $   22,378
 Short term investments                                   72,159      72,159      61,176      61,176
 Bonds                                                 3,063,890   2,982,155   3,172,304   3,342,112
 Stocks                                                   14,638      14,638      48,713      48,713
 Mortgage loans                                          825,611     814,047   1,045,748   1,077,707
 Policy loans                                            248,310     248,310     258,845     258,845

Financial Liabilities:
 Guaranteed investment contracts                      $2,170,643  $2,134,046  $2,463,938  $2,582,392
 Other group contract deposit funds                      980,327     969,627   1,087,732   1,116,800
 Supplemental contracts without life contingencies         8,647       8,647      11,013      11,013
 Dividend accumulations                                   84,482      84,482      84,808      84,808
 Other individual contract deposit funds                 107,400     106,893     124,081     122,908
 Individual annuity contracts                              8,185       7,943          --          --


NOTE 6 - BORROWED MONEY

State Mutual issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. As of December 31, 1994, State Mutual has approximately $165,000 thousand in unused committed lines of credit provided by U.S. banks. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees ranging from 0.10% to 0.125% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

State Mutual has no borrowed money outstanding at December 31, 1994 and 1993. Interest expense related to borrowed money was $2,485 thousand, $154 thousand and $580 thousand for the years ended December 31, 1994, 1993 and 1992, respectively.

NOTE 7 - FEDERAL INCOME TAXES

The federal income tax provisions (benefit) for 1994, 1993 and 1992 were $17,476 thousand, $9,265 thousand and $(208) thousand, respectively, which include taxes applicable to realized capital gains of $1,086 thousand, $2,232 thousand and $961 thousand.

The effective federal income tax rates were 30.1%, 7.5% and (0.2)% in 1994, 1993 and 1992, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to: decreases in taxable income for the utilization of net operating loss carryforwards and write-offs of mortgage loans and real estate; increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes, the accrual of market discounts on investments and the deferral of policy acquisition costs for federal tax purposes. The

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

policyholder dividends adjustment affecting mutual life insurance companies resulted in an increase in taxable income in 1994 and 1992 and a decrease in taxable income in 1993. At December 31, 1994, the Company has no available net operating loss carryforwards; however, there are available alternative minimum tax credit carryforwards of $1,540 thousand.

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The Internal Revenue Service (IRS) has completed its examination of all of the Company's federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded and the Company has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues, but has not recognized any benefit in its financial statements. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the Company's federal income tax returns for 1982 and 1983. If upheld, these proposed adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years.

NOTE 8 - PENSION PLANS

The Company provides retirement benefits to substantially all of its employees and all agents hired prior to 1982 under defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on years of service and compensation. Benefit accruals under the defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company plans to adopt a defined benefit cash balance formula, under which the Company would annually provide a contribution to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. Employees would then be allowed to direct the investment of their awards and to borrow against them. Adoption of the defined benefit cash balance formula is subject to the resolution of certain technical and design issues, and may be subject to receipt of a favorable determination letter from the IRS that the Company's pension plans, as amended to reflect the cash balance formula, will continue to satisfy the requirements of Section 401(a) of the Internal Revenue Code. The Company's funding policy is to contribute annually the minimum contribution determined using the net unit credit cost method and applicable regulations of the Employee Retirement Income Security Act of 1974. The Company's accounting policy follows FASB Statement No. 87, "Employers' Accounting for Pensions".

Components of net pension expense (benefit) for the years ended December 31, were as follows:

(In thousands)                                        1994         1993         1992
                                                      ----         ----         ----
Service cost - benefits earned during the year      $  5,403     $  3,980     $  3,222
Interest accrued on projected benefit
 obligations                                          11,706       11,675        9,948
Actual return on plan assets                          (1,671)     (13,942)     (13,071)
Net amortization and deferral                        (10,399)         302       (1,192)
                                                    --------     --------     --------
  Net pension expense (benefit)                     $  5,039     $  2,015     $ (1,093)
                                                    --------     --------     --------
                                                    --------     --------     --------

              STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

The following table summarizes the status as of December 31, of the Company's pension plans. The plans' assets exceeded accumulated benefits. The net pension asset is included in the statement of financial position with Other Assets.

(In thousands)                                                       1994         1993
                                                                     ----         ----
Actuarial present value of benefit obligations:
 Vested benefit obligation                                         $140,230     $153,244
                                                                   --------     --------
                                                                   --------     --------
 Accumulated benefit obligation                                    $141,727     $154,058
                                                                   --------     --------
                                                                   --------     --------
Pension asset included in Other Assets:
Projected benefit obligation for service rendered to date          $153,334     $171,506
 Plan assets at fair value                                          154,209      161,224
                                                                   --------     --------
 Plan assets in excess (deficit) of projected benefit obligation        875      (10,282)
 Unrecognized net loss from past experience                          41,438       45,945
 Unrecognized prior service cost                                    (12,568)         403
 Unamortized transition asset                                       (18,184)     (19,466)
                                                                   --------     --------
Net pension asset                                                  $ 11,561     $ 16,600
                                                                   --------     --------
                                                                   --------     --------

Determination of the projected benefit obligation was based on a weighted average discount rate of 8.5% in 1994 and 7% in 1993. The assumed long-term rate of return on plan assets was 9% for both years. The actuarial present value of the projected benefit obligation was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6% for both years. Updated mortality tables were used in 1993 to reflect the longer life expectancy of retirees. Plan assets are invested primarily in various separate accounts and the general account of State Mutual.

The Company has a Profit Sharing and 401(k) Plan for which substantially all employees are eligible. The Company also has a similar integrated defined contribution plan for substantially all of its agents. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees.

NOTE 9 - OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under a plan sponsored by State Mutual. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. The medical plans have varying copayments and deductibles, depending on the plan. This plan is unfunded.

Effective January 1, 1993, the Company adopted the statutory accounting policy for employers' accounting for postretirement benefits other than pensions for its postretirement benefit plans. The accounting policy requires companies to recognize the estimated future cost of providing health and other postretirement benefits on an accrual basis. Previously, such costs were generally recognized as an expense when paid. The Company elected to immediately record the transition obligation in the amount of $23,495 thousand as a direct charge to contingency reserves. The cost for benefits earned during 1993, subsequent to adoption, and charged to operating expenses was approximately $1,600 thousand more than the expense that would have been recorded under the previous accounting method.

                  STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

The status of the Company's plan at December 31, was as follows:

(In thousands)                                                    1994      1993
                                                                  ----      ----
Accumulated postretirement benefit obligation:
 Retirees                                                         $20,156  $21,143
 Active employees eligible to retire                                7,512    5,806
                                                                  -------  -------
Accumulated postretirement benefit obligation accrued              27,668   26,949
Unrecognized actuarial loss                                          (772)  (1,800)
                                                                  -------  -------
Net postretirement benefit liability                              $26,896  $25,149
                                                                  -------  -------
                                                                  -------  -------

The components of net periodic postretirement benefit expense for the years ended December 31, 1994 and 1993 are as follows:


(In thousands)                                                      1994       1993
                                                                    ----       ----
Service cost                                                       $1,291    $1,400
Interest cost on accumulated postretirement benefit obligation      2,051     1,932
Amortization of unrecognized (gain) loss                              214        --
                                                                   ------    ------
Net periodic postretirement benefit expense                        $3,556    $3,332
                                                                   ------    ------
                                                                   ------    ------

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1994, health care costs were assumed to increase 11%, declining thereafter to an ultimate rate of 6% over seven years. At
December 31, 1993, health care costs were assumed to increase 12%, declining to an ultimate rate of 5.5% over eight years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 8.5% and 7.0% at December 31, 1994 and 1993, respectively.

For purposes of measuring the accumulated postretirement benefit obligation at January 1, 1993 (the transition adjustment), health care costs were assumed to increase 15% for pre-1965 retirees and 13% for post-1965 retirees, declining thereafter to 6% over 10 years for pre-1965 retirees and 8 years for post-1965 retirees. The weighted average discount rate used in determining the accumulated postretirement benefit obligation at January 1, 1993 was 8.5%.

The health care costs trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rate by 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 1994 by $1,800 thousand, and the estimated service cost and interest cost components of net periodic postretirement benefit costs for 1994 by $265 thousand.

NOTE 10 - CONTINGENCY RESERVES

Other adjustments to contingency reserves for the years ended December 31 are as follows:

(In thousands)                                                   1994          1993     1992
                                                                 ----          ----     ----
Change in non-admitted assets:
 Demutualization costs                                         $(10,299)    $ (4,000)  $   --
 Other                                                           (3,711)         171     (372)
                                                               --------     --------   ------
 Total change in non-admitted assets                            (14,010)      (3,829)    (372)
Transition adjustment for post retirement benefit obligation         --      (23,495)      --
Prior year taxes                                                 (3,383)     (13,915)      --
Prior year expense                                              (13,827)          --       --
FAS 87 adjustment for non-qualified pension plans                (7,132)          --       --
Other miscellaneous changes                                      (2,263)         406    2,202
                                                               --------     --------   ------
  Total other adjustments                                      $(40,615)    $(40,833)  $1,830
                                                               --------     --------   ------
                                                               --------     --------   ------

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTE 11 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended
December 31, is as follows:

(In thousands)                                            1994       1993       1992
                                                          ----       ----       ----
Reinsurance premiums assumed                            $ 62,127    $40,289   $ 35,679
Reinsurance premiums ceded                              $105,142    $81,545   $ 64,366
Deduction from insurance liability
 including reinsurance recoverable on unpaid claims     $ 90,244    $83,768   $106,774

The Company assumes from SMA Life approximately 10% of the individual life business of SMA Life. Premiums assumed by State Mutual aggregated $7,771 thousand, $9,000 thousand and $9,586 thousand in 1994, 1993 and 1992, respectively. The Company also has entered into reinsurance agreements whereby the Company cedes to SMA Life certain insurance risks related to individual accident and health business, premium income and related expenses. Premiums ceded pursuant to these agreements aggregated $3,788 thousand, $4,190 thousand and $4,614 thousand in 1994, 1993 and 1992, respectively.

NOTE 12 - DIVIDEND RESTRICTIONS

Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of SMA Life, Hanover and Citizens, respectively.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the
preceding calendar year (if such insurer is not a life company).   Any
dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. While SMA Life is currently operating on a profitable basis, it has a negative earned surplus position and, accordingly, is precluded from paying dividends to State Mutual without the approval of the Delaware Commissioner of Insurance.

Pursuant to New Hampshire's statute, extraordinary dividends and other distributions may only be paid from statutory policyholders' surplus, excluding dividends paid, as of the December 31st preceding. An extraordinary dividend or distribution includes any dividend or distribution of cash or other property, whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds 10% of such insurers surplus as regards policyholders as of December 31, next preceding. Based on the 1994 statutory financial statements of Hanover, the maximum dividend that may be paid to Allmerica P&C at January 1, 1995 without prior approval from the New Hampshire Commissioner of Insurance is $92,400 thousand.

Under the Michigan Insurance Code, cash dividends may be paid by Citizens only from earnings and policyholders' surplus. In addition, a Michigan insurer may not pay an "extraordinary" dividend to its stockholders without prior approval of the Michigan Insurance Commissioner. An extraordinary dividend or distribution is defined as a dividend or distribution of cash or other property whose fair market value, together with that of other dividends and distributions made within the preceding 12 months, exceeds the greater of 10% of policyholders' surplus as of December 31 of the preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1995, Citizens could pay dividends of $32,700 thousand without approval of the Michigan Insurance Commissioner.

                  STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTE 13 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.


NOTE 14 - EVENT (UNAUDITED) SUBSEQUENT TO THE DATES OF THE REPORT OF INDEPENDENT ACCOUNTANTS

As discussed in Note 2 - Reorganization, on February 28, 1995, State
Mutual's Board of Directors adopted, pursuant to Massachusetts insurance law, a plan of reorganization (the "Plan") whereby State Mutual would convert from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company and would become a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). On June 30, 1995, the policyholders approved the Plan and on August 2, 1995 (following a hearing on the Plan), the Commissioner of the Massachusetts Division of Insurance approved the Plan. On October 16, 1995, the Plan became effective with the closing of an initial public offering of AFC Common Stock and other financings, and certain proceeds thereof, amounting to $393.2 million, were contributed to State Mutual, which was concurrently renamed First Allmerica Financial Life Insurance Company.

                        PART C. OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS


       Financial Statements Included in Part A
       None



       Financial Statements Included in Part B
       Financial Statements for the Company



       Financial Statements Included in Part C
       None


(b) EXHIBITS

Exhibit 1 -    Vote of the Board of Directors dated August 20, 1991 was
               previously filed in Registrant's initial Registration Statement on November 22, 1994 and is herein incorporated by reference.

Exhibit 2 -    Not Applicable. Pursuant to Rule 26a-2, the Insurance Company
               may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

Exhibit 3 -    (a) Form of Underwriting and Administrative Services Agreement
               was previously filed in Registrant's initial Registration
               Statement on November 22, 1994 and is herein incorporated by reference.

               (b) Wholesaling Agreement was filed on November 22, 1994 and is herein incoporated by reference.

               (c) Broker's Agreement and Specimen Schedule of Sales Commissions for Variable Annuity Policies were previously filed on November 3, 1994 in Registration Statement No. 33-85916, and are herein incorporated by reference.

Exhibit 4 -    Proposed Form of Policy was previously filed in Registrant's initial Registration Statement on November 22, 1994 and is herein incorporated by reference.

Exhibit 5 -    Proposed Form of Application was previously filed in
               Registrant's initial Registration Statement on November 22,
               1994 and is herein incorporated by reference.


Exhibit 6 -    The Depositor's restated Articles of Incorporation and Bylaws were filed on October 16, 1995 and are incorporated herein by reference.


Exhibit 7 -    Not Applicable.


Exhibit 8 -    AUV Calculation Services Agreement with The Shareholder
               Services Group dated March 31, 1995 was previously filed on May 1, 1995 and is herein incorporated by reference.


Exhibit 9 -    Consent and Opinion of Counsel.

Exhibit 10 -   Consent of Independent Accountant.

Exhibit 11 -   None.

Exhibit 12 -   None.

Exhibit 13 -   None.

Exhibit 14-    Not Applicable.

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

         NAME AND POSITION                        PRINCIPAL OCCUPATION
         -----------------                        --------------------

Michael P. Angelini, Esq., Director         Bowditch & Dewey
                                            311 Main Street
                                            Worcester, MA  01608

David A. Barrett, Director                  Consultant
                                            MCCM, Inc. and The Medical Center
                                            of Central Massachusetts
                                            11 Shattuck Street
                                            Worcester, MA  01605

Gail L. Harrison, Director                  Senior Vice President
                                            The Wexler Group
                                            Suite 600, 1317 F Street, N.W.
                                            Washington, DC  20004

Dr. Kathryn A. McCarthy, Director           Professor of Physics
                                            Physics Department
                                            Tufts University
                                            Medford, MA  02155

J. Terrence Murray, Director                Chairman, President and Chief
                                            Executive Officer
                                            Fleet/Norstar Financial Group, Inc.
                                            50 Kennedy Plaza
                                            Providence, RI  02903

Guy W. Nichols, Director                    Woods Hole Oceanographic
                                            Institution
                                            25 Research Drive
                                            Westborough, MA  01582

John F. O'Brien, Director                   President and Chief Executive
                                            Officer
                                            First Allmerica Financial Life
                                            Insurance Company
                                            440 Lincoln Street
                                            Worcester, MA  01653

Dr. John L. Sprague, Director               President
                                            John L. Sprague Associates
                                            One Cranberry Hill
                                            Lexington, MA  02173

Robert G. Stachler, Esq., Director          Taft, Stettinius & Hollister
                                            1800 Star Bank Center
                                            425 Walnut Street
                                            Cincinnati, OH  45202

Herbert M. Varnum, Director                 Chairman and Chief Executive Officer
                                            Quabaug Corporation
                                            17 School Street
                                            North Brookfield, MA  01535

Richard Manning Wall, Esq., Director        General Counsel and Asst.
                                            to the Chairman
                                            Flexcon Company, Inc.
                                            Flexcon Industrial Park
                                            Spencer, MA  01562

The principal business address of all the following Directors and Officers is:
       440 Lincoln Street
       Worcester, Massachusetts 01653

          NAME                                  PRINCIPAL OCCUPATION
          ----                                  --------------------

Barry Z. Aframe                        Vice President and Counsel

Bruce C. Anderson                      Vice President and Assistant Secretary

Richard J. Baker                       Vice President and Secretary

Whitworth F. Bird, Jr., M.D.           Vice President and Medical Director

William P. Bishop                      Vice President

Lawrence E. Blanchard                  Vice President

Alan R. Boyer                          Vice President

Mark R. Colborn                        Vice President and Controller

Lisa M. Coleman                        Vice President

Deborah A. Culhane                     Vice President

Dix F. Davis                           Vice President

Valentina T. Dingle                    Vice President

Denzil C. Drewry                       Vice President

Bruce A. Emond                         Vice President

Edward W. Ford                         Vice President

Bruce H. Freedman                      Vice President

Thomas E. Hardy                        Vice President

William Hayward                        Vice President

Brian L. Hirst                         Vice President and Actuary

Kruno Huitzingh                        Vice President and Chief Information
                                         Officer

Richard E. Johnson                     Vice President

John P. Kavanaugh                      Vice President

John F. Kelly                          Senior Vice President, General Counsel
                                         and Assistant Secretary

Richard H. Kremer                      Vice President

Jeffrey P. Lagarce                     Vice President

Walter M. Laliberte                    Vice President

Frank A. LoPiccolo                     Vice President

Joseph W. MacDougall, Jr.              Vice President, Associate General
                                         Counsel and Assistant Secretary

William H. Mawdsley                    Vice President and Actuary

Roderick A. McGarry, II                Vice President

John W. Nunley                         Vice President

John F. O'Brien                        Director, President and Chief Executive
                                         Officer

Stephen Parker                         Vice President

Edward J. Parry, III                   Vice President and Treasurer

Jean S. Peters                         Vice President

Richard M. Reilly                      Vice President

Rachelle Reisberg                      Vice President

Larry C. Renfro                        Vice President

Stephen P. Rutman                      Vice President

Henry P. St. Cyr                       Vice President and Assistant Treasurer

Eric A. Simonsen                       Vice President and Chief Financial
                                         Officer

Mark T. Smith                          Vice President

Philip E. Soule                        Vice President

Ann K. Tripp                           Vice President

Jerome F. Weihs                        Vice President

Diane E. Wood                          Vice President


Item 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT.


Allmerica Financial Corporation is the ultimate parent in the holding Company group. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation. The following are affiliates under common control:



            NAME                             ADDRESS                 TYPE OF BUSINESS
            ----                             -------                 ----------------

AAM Equity Fund                          440 Lincoln Street         Massachusetts Grantor
                                         Worcester MA 01653         Trust

Allmerica Asset Management, Inc.         440 Lincoln Street         Investment advisory
                                         Worcester MA 01653         services

Allmerica Employees Insurance            440 Lincoln Street         Insurance Agency
  Agency, Inc.                           Worcester MA 01653

Allmerica Financial Life                 440 Lincoln Street         Life insurance, accident
Insurance and Annuity                    Worcester MA 01653         & health insurance,
Company (formerly SMA                                               annuities, variable Life
Assurance Company)                                                  annuities and variable
                                                                    life insurance

Allmerica Financial Services             440 Lincoln Street         Insurance Agency
  Insurance Agency, Inc.                 Worcester, MA 01653

Allmerica Funds                          440 Lincoln Street         Investment Company
                                         Worcester MA 01653

Allmerica Institutional Services, Inc.   440 Lincoln Street         Accounting, marketing
                                         Worcester MA 01653         and shareholder
                                                                    services for
                                                                    investment companies


Allmerica Investment Services, Inc.       440 Lincoln Street          Holding Company
  (formerly Allmerica Financial           Worcester, MA 01653
  Services, Inc.)

Allmerica Investment Management           440 Lincoln Street          Investment Advisory
  Company, Inc.                           Worcester MA 01653          Services

Allmerica Investments, Inc.               440 Lincoln Street          Securities, retail broker-
                                          Worcester MA 01653          dealer

Allmerica Investment Trust                440 Lincoln Street          Investment Company
  (formerly SMA Investment Trust)         Worcester MA 01653

Allmerica Property and Casualty           440 Lincoln Street          Holding Company
  Companies, Inc.                         Worcester MA 01653

Allmerica Realty Advisors, Inc.           440 Lincoln Street          Investment Advisory
                                          Worcester MA 01653          services

Allmerica Securities Trust                440 Lincoln Street          Investment Company
                                          Worcester MA 01653

Allmerica Services, Inc.                  440 Lincoln Street          Service Company
                                          Worcester MA 01653

Allmerica Trust Company, N.A.             440 Lincoln Street          Limited purpose
                                          Worcester MA 01653          trust company

AMGRO, Inc.                               472 Lincoln Street          Premium financing
                                          Worcester MA 01653

APC Funding Corp.                         440 Lincoln Street          Special purpose funding
                                          Worcester MA 01653          vehicle for commercial
                                                                      paper

Beltsville Drive Limited                  440 Lincoln Street          Real estate partnership
  Partnership                             Worcester MA 01653

Citizens Corporation                      440 Lincoln Street          Holding Company
                                          Worcester MA 01653

Citizens Insurance Company of America     645 West Grand River        Multi-line fire &
                                          Howell MI 48843             casualty insurance

Citizens Insurance Company of Ohio        645 West Grand River        Multi-line fire &
                                          Howell MI 48843             casualty insurance

Citizens Management, Inc.                 645 West Grand River        Services management
                                          Howell MI 48843             company

Greendale Special Placements Fund         440 Lincoln Street          Massachusetts Grantor
                                          Worcester MA 01653          Trust

The Hanover American Insurance            100 North Parkway           Multi-line fire &
  Company                                 Worcester MA 01653          casualty insurance

The Hanover Insurance Company             100 North Parkway           Multi-line fire &
                                          Worcester MA 01605          casualty insurance

Hanover Texas Insurance                   801 East Campbell Road      Incorporated Branch
  Management Company, Inc.                Richardson TX  75081        Office of The Hanover
                                                                      Insurance Company


Hanover Lloyd's Insurance                 801 East Campbell Road      Multi-line fire &
  Company                                 Richardson TX 75081         casualty insurance

Hollywood Center, Inc.                    440 Lincoln Street          General business
                                          Worcester MA 01653          corporation

Linder Skokie Real Estate                 440 Lincoln Street          General business
  Corporation                             Worcester MA 01653          corporation

Lloyds Credit Corporation                 440 Lincoln Street          Premium financing
                                          Worcester MA 01653          service franchises

Logan Wells Water Company, Inc.           603 Heron Drive             Water Company, serving
                                          Bridgeport NJ 08014         land development
                                                                      investment

Massachusetts Bay Insurance               100 North Parkway           Multi-line fire &
  Company                                 Worcester MA 01653          casualty

SMA Financial Corp.                       440 Lincoln Street          Holding Company
                                          Worcester MA 01653

Somerset Square, Inc.                     440 Lincoln Street          General business
                                          Worcester MA 01653          corporation

Sterling Risk Management Services, Inc.   100 North Parkway           Risk management
                                          Worcester MA 01605          services

Item 27.  NUMBER OF CONTRACTOWNERS.

  As of December 31, 1994, the Separate Account had no Policyowners.

Item 28.  INDEMNIFICATION.

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

1. for and breach of the director's duty of loyalty to the Company or its policyholders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.

Item 29.  PRINCIPAL UNDERWRITERS.


(a) Allmerica Investments, Inc. also acts as principal underwriter for the following:
     - VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company (formerly SMA Life Assurance Company)
     - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K and Allmerica Select Separate Account of the Company
     - Allmerica Funds
     - Allmerica Investment Trust

(b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
         440 Lincoln Street
         Worcester, Massachusetts 01653

    NAME                         POSITION OR OFFICE WITH UNDERWRITER
    ----                         -----------------------------------

Abigail M. Armstrong       Secretary and Counsel

Philip J. Coffey           Vice President

Bob A. Freelove            Vice President

John F. Kelly              Director

Eric S. Levy               Assistant Vice President and Chief Financial Officer

John F. O'Brien            Director

Stephen Parker             President and CEO

Edward J. Parry, III       Treasurer

Richard M. Reilly          Director

Eric A. Simonsen           Director

Ronald K. Smith            Vice President

Mark Steinberg             Senior Vice President

Robert T. Stemple          Vice President and Controller


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts or on behalf of the Company by The Shareholder Services Group, Inc., 290 Donald Lynch Boulevard, Marlborough, Massachusetts.

Item 31.  MANAGEMENT SERVICES.

Effective March 31, 1995, the Company has engaged The Shareholder Services Group, Inc., 53 State Street, Boston, Massachusetts to provide daily unit value calculations and related services for the Company's separate accounts.

Item 32.  UNDERTAKINGS.

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

(c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

(d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the

Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

Registrant, a separate account of the Company states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                 EXHIBIT TABLE


Exhibit 9 -    Consent and Opinion of Counsel


Exhibit 10 -   Consent of Independent Accountant

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused the Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Worcester and Commonwealth of Massachusetts on the 27th day of October, 1995. Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendement to its Registration Statement.

                  STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                              SEPARATE ACCOUNT VA-P


                              Attest: /s/  Richard J. Baker
                                     -----------------------------------
                                     Richard J. Baker
                                     Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                    Title                      Date
---------                    -----                      ----

/s/  John F. O'Brien         Director, President and    October 27, 1995
------------------------     Chief Executive Officer
John F. O'Brien


/s/  Eric A. Simonsen        Vice President and
------------------------     Chief Financial Officer
Eric A. Simonsen

/s/  Mark R. Colborn         Vice President and
------------------------     Controller
Mark R. Colborn

Michael P. Angelini, Esq.
Mr. David A. Barrett
Ms. Gail L. Harrison
Mr. J. Terrence Murray
Mr. Guy W. Nichols            A majority of the Directors
Dr. John L. Sprague
Robert G. Stachler, Esq.
Mr. Herbert M. Varnum
Richard Manning Wall, Esq.

Richard J. Baker, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of State Mutual Life Assurance Company of America pursuant to the Powers of Attorney duly executed by such persons.

/s/  Richard J. Baker
------------------------
Richard J. Baker
Attorney-In-Fact